Exhibit 10.4
INVESCO COMMERCIAL REAL ESTATE FINANCE TRUST, INC.
DEALER MANAGER AGREEMENT
November 11, 2024
Invesco Distributors, Inc.
11 Greenway Plaza
Suite 1000
Houston, Texas 77046-1173

Ladies and Gentlemen:

Invesco Commercial Real Estate Finance Trust, Inc., a Maryland corporation (the “Company”), is offering (the “Offering”) upon the terms and conditions set forth in the Company’s Private Placement Memorandum (as amended, restated or supplemented from time to time, including all appendixes and exhibits thereto, the “Memorandum”), shares of the Company’s Class D Common Stock (“Class D Shares”), Class D-1 Common Stock (“Class D-1 Shares”), Class E Common Stock (“Class E Shares”), Class I Common Stock (“Class I Shares”), Class S Common Stock (“Class S Shares”) and Class S-1 Common Stock (“Class S-1 Shares”), $0.01 par value per share (collectively, the “Shares”). The Offering is a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated under the Securities Act (“Regulation D”). Each subscriber will be required to enter into a subscription agreement (as may be amended by the Company from time to time, the “Subscription Agreement”), and will, upon acceptance of the subscription by the Company, become a stockholder of the Company (individually a “Stockholder” and collectively the “Stockholders”).

Except as otherwise agreed by the Company and the Dealer Manager (as defined below), Shares sold through the Dealer Manager are to be sold through the Dealer Manager, as the dealer manager, and the Participating Distribution Agents (as defined below) with whom the Dealer Manager has entered into or will enter into Participating Distribution Agreements (as defined below). The Shares will be offered and sold as described under the caption “Subscriptions, Share Repurchase Program, Plan of Distribution and Valuation––Plan of Distribution” in the Memorandum. The purchase price per Share will vary and will generally equal the prior month’s net asset value (“NAV”) per Share applicable to the class of Shares being purchased, as determined monthly (in accordance with the NAV calculation procedures described in the Memorandum), or at a different offering price made available to investors in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month, which is referred to herein as the “transaction price,” plus in either case any applicable upfront selling commissions, subject in certain circumstances to reductions thereof as described in the Memorandum. For stockholders who participate in the Company’s distribution reinvestment plan (the “DRP”), the cash distributions attributable to the class of Shares that each stockholder owns will be automatically invested in additional Shares of the same class. All Shares sold pursuant to the DRP are to be issued and sold to stockholders of the Company at a purchase price equal to the transaction price of the applicable class of Shares on the date that the distribution is payable.
The Shares will be offered and sold in the Offering until the earliest to occur of: (1) the date upon which any maximum offering amount of Shares, as set forth in the Memorandum, is sold; and (2) the date upon which the Company terminates the Offering (in each case, the “Termination Date”). It is understood that no sale of Shares will be effective unless and until accepted by the Company.
Upon the terms and conditions contained in this Dealer Manager Agreement (this “Agreement”), the Company hereby appoints Invesco Distributors, Inc., a Delaware corporation, to act as the exclusive dealer manager (the “Dealer Manager”) for the Offering to solicit, or cause to be solicited, purchasers of the Shares on a “best efforts” basis in the Offering upon the terms and conditions set forth in the Memorandum. The Dealer Manager hereby accepts the engagement.
This Agreement amends and restates in its entirety that certain Dealer Manager Agreement between the Company and the Dealer Manager dated August 20, 2024.
Terms not defined herein shall have the same meaning as in the Memorandum.
In consideration of the mutual covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties, the parties agree as follows:
1. Representations and Warranties of the Company. The Company hereby represents and warrants as follows as of the date hereof; provided, that, to the extent such representations and warranties are given only as of a specified date or dates, the Company only make such representations and warranties as of such date or dates:

(a) Private Placement Memorandum. From the date hereof and at all times subsequent thereto up to and including the Termination Date, the Memorandum will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Memorandum made in reliance upon and in conformity with information furnished in writing to the Company by the Dealer Manager or any Participating Distribution Agent (as defined in Section 3(b) below) expressly for use in the Memorandum.
(b) Status. The Company is a corporation duly formed and validly existing under the Maryland General Corporation Law and is in good standing with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.
(c) Authorization of Agreement. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affect creditors’ rights and remedies generally or by equitable principles relating to the availability of remedies or except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.
(d) Non-contravention; Consent. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not result in a breach of any of the terms and provisions of, or constitute a default under:
(i)the Company’s or any of its subsidiaries’ charters, bylaws or other organizational documents, as the case may be;
(ii)any statute, indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound; or
(iii)any rule, regulation or order of any court or other governmental agency or body with jurisdiction over the Company, any subsidiary or any of their respective properties, except for such conflicts, breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Company MAE (as defined below).

No consent, approval, authorization or order of any court or governmental agency or body has been or is required for the performance of this Agreement or for the consummation of the transactions contemplated herein by the Company except as have been obtained under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from the Financial Industry Regulatory Authority, Inc. (“FINRA”) or as may be required under the applicable “blue sky” or other state securities laws in connection with the offer and sale of the Shares or under the laws of states in which the Company or any of its subsidiaries may own real properties in connection with its qualification to transact business in those states or as may be required by subsequent events which may occur.
As used in this Agreement, “Company MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business, affairs or prospects of the Company and its subsidiaries considered as a whole or (B) the ability of the Company to perform its obligations under this Agreement or the validity or enforceability of this Agreement or the Shares.
(e) Pending Actions. Except as disclosed in the Memorandum, there are no actions, suits or proceedings against, or investigations of, the Company or any of its subsidiaries pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries before any court, arbitrator, administrative agency or other tribunal:
(i)challenging the validity of this Agreement;
(ii)seeking to prevent the issuance of the Shares or the consummation of any of the transactions contemplated by this Agreement;
(iii)that would reasonably be expected to materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement or the Shares;
(iv)that would reasonably be expected to result in a Company MAE; or
(v)seeking to affect adversely the federal income tax attributes of the Shares.
The Company shall provide prompt notice to the Dealer Manager of the occurrence of any action, suit, proceeding or investigation of the type referred to above arising or occurring on or after the date of the Agreement.
(f) Authorization of Shares. The issuance and sale of the Shares has been duly authorized by the Company, and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company are not subject to preemptive or other similar rights arising by operation of law, under the charter or bylaws of the Company or under any agreement to which the Company is a party or otherwise. The Shares conform in all material respects to the description of the Shares contained in the Memorandum.
(g) Investment Company. The Company does not intend to conduct its business so as to be an “investment company” as that term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and it will exercise reasonable diligence to ensure that it does not become an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(h) REIT Qualifications. The Company will make a timely election to be subject to tax as a real estate investment trust (“REIT”) pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), for its taxable year ended December 31, 2023. The Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT. The Company’s current and proposed method of operation as described in the Memorandum will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.
(i) Material Adverse Change. Since the respective dates as of which information is given in the Memorandum, except as may otherwise be stated therein or contemplated hereby, there has not occurred a Company MAE, whether or not arising in the ordinary course of business.
(j) Government Permits. The Company and its subsidiaries possess all certificates, authorities, permits, licenses, approvals consents and other authorizations (collectively “Government Permits”) issued by the appropriate state, federal, local or foreign regulatory agencies or bodies necessary to conduct the business contemplated or operated by them, other than those Government Permits the failure of which to possess or own, would not cause, individually or in the aggregate, a Company MAE. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Government Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Company MAE.
(k) Disqualifying Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in an Offering, any beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, a “Company Covered Person” and, together, “Company Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualifying Event”) except for a Disqualifying Event contemplated by Rule 506(d)(2) or (d)(3). The Company has exercised, and during the term of an Offering will continue to exercise, reasonable care to determine whether any Company Covered Person, any Dealer Manager Covered Person (as defined below) and any Participating Dealer Covered Person (as defined in the Participating Distribution Agreement) is subject to a Disqualifying Event. The Company will immediately comply, to the extent applicable, with its disclosure obligations under Rule 506(e), and will immediately effect the preparation of an amended or supplemented Memorandum that will contain any such required disclosure and will, at no expense to the Dealer Manager (unless the Dealer Manager’s Disqualifying Event or any Participating Distribution Agent’s Disqualifying Event is the sole reason for the required amended or supplemented Memorandum, in which case the Dealer Manager shall bear the cost of preparation and distribution of such amended or supplemented Memorandum), promptly furnish the Dealer Manager with such number of printed copies of such amended or supplemented Memorandum containing any such required disclosure, including any exhibits thereto, as the Dealer Manager may reasonably request.
2. Representations and Warranties of the Dealer Manager. The Dealer Manager hereby represents and warrants as follows as of the date hereof; provided, that, to the extent such representations and warranties are given only as of a specified date or dates, the Dealer Manager only make such representations and warranties as of such date or dates:
(a) Status. The Dealer Manager is a Delaware corporation duly formed and validly existing under the General Corporation Law of the State of Delaware with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.
(b) Broker-Dealer. The Dealer Manager is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, a member in good standing of FINRA, and a broker or dealer duly registered as such in those states or jurisdictions where the Dealer Manager is required to be registered in order to carry out the Offering as contemplated by this Agreement. Each employee and representative of the Dealer Manager have all required licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would restrict the ability of the Dealer Manager to carry out the Offering as contemplated by this Agreement.

(c) Authorization of Agreement. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Dealer Manager and constitutes the valid and binding agreement of the Dealer Manager, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affects creditors’ rights or remedies generally or by equitable principles relating to the availability of remedies and except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.
(d) Non-contravention. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not result in a breach of any of the terms and provisions of, or constitute a default under:
(i)the Dealer Manager’s charter, bylaws or other organizational documents, as applicable;
(ii)Any statute, indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Dealer Manager is a party or by which the Dealer Manager is bound; or
(iii)any rule or regulation or order of any court or other governmental agency or body with jurisdiction over the Dealer Manager except for such conflicts, breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Dealer Manager MAE (as defined below).
No consent, approval, authorization or order of any court or governmental agency or body has been or is required for the performance of this Agreement or for the consummation of the transactions contemplated herein by the Dealer Manager except as have been obtained under the Securities Act or the Exchange Act, from FINRA or as may be required under the applicable “blue sky” or other state securities laws in connection with the offer and sale of the Shares or under the laws of states in which the Dealer Manager may be required to qualify to transact business.
As used in this Agreement, “Dealer Manager MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business, affairs or prospects of the Dealer Manager or (B) the ability of the Dealer Manager to perform its obligations under this Agreement or the validity or enforceability of this Agreement against the Dealer Manager.
(e) None of (i) the Dealer Manager, (ii) any of the Dealer Manager’s directors, executive officers, other officers participating in the Offering, general partners or managing members, (iii) any of the directors, executive officers or other officers participating in the Offering of any such general partner or managing member of the Dealer Manager, or (iv) any other officers or employees of the Dealer Manager or any such general partner or managing member of the Dealer Manager that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the Offering (each, a “Dealer Manager Covered Person” and, collectively, the “Dealer Manager Covered Persons”), is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to 506(d)(1)(viii) under the Securities Act (a “Disqualifying Event”), except for a Disqualifying Event (a) contemplated by Rule 506(d)(2) of the Securities Act and (b) a description of which has been furnished in writing to the Company prior to the date hereof or, in the case of a Disqualifying Event occurring after the date hereof, prior to the date of any further offering of Shares. The Dealer Manager has exercised and will continue to exercise reasonable care to determine the identity of each person that is a Dealer Manager Covered Person and whether any Dealer Manager Covered Person is subject to a Disqualifying Event. The Dealer Manager will promptly notify the Company in writing of (x) any Disqualifying Event relating to any Dealer Manager Covered Person not previously disclosed to the Company in accordance with this Section 2(e) and (y) any event that would, with the passage of time, become a Disqualifying Event relating to any Dealer Manager Covered Person.
(f) The information under the caption “Subscriptions, Share Repurchase Program, Plan of Distribution and Valuation––Plan of Distribution” in the Memorandum and all other information furnished to the Company by the Dealer Manager in writing expressly for use in the Memorandum or any amendment or supplement thereto does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
3. Offering and Sale of the Shares.
(a) Engagement of Dealer Manager. On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company hereby engages and appoints the Dealer Manager as its exclusive dealer manager to offer, and to cause Participating Distribution Agents to offer, on a “best efforts” basis, the Shares in the Offering on the terms and conditions set forth in the Memorandum and in the Subscription Agreement. The Dealer Manager hereby accepts such engagement and agrees to act as dealer manager during the period commencing with the date hereof and ending on the Termination Date (the “Offering Period”).
(b) Participating Distribution Agents. The Dealer Manager is authorized to enter into participating dealer agreements materially in the form attached as Exhibit A to this Agreement or in such other form as shall be pre-

approved in writing by the Company (each, a “Participating Dealer Agreement”) with broker-dealers who are members of FINRA in good standing to solicit subscriptions for Shares in the Offering at the purchase price to be paid in accordance with, and otherwise upon the other terms and conditions set forth in, the Memorandum (“Participating Dealers”). The Dealer Manager may also enter into participating adviser agreements materially in the form attached as Exhibit B to this Agreement or in such other form as shall be pre-approved in writing by the Company (each, a “Participating Adviser Agreement”) with registered investment advisers registered with the Securities and Exchange Commission (the “SEC”) (“Participating Advisers”), as well as participating bank agreements in such form as shall be pre-approved in writing by the Company (each, a “Participating Bank Agreement,” and together with the Participating Dealer Agreement and Participating Adviser Agreement, each, a “Participating Agreement”) with properly licensed financial intermediaries (“Participating Banks,” and together with Participating Dealers and Participating Advisers, “Participating Distribution Agents,” and any such Participating Agreements, “Participating Distribution Agreements”).
4. Dealer Manager Compensation.
(a) Upfront Selling Commissions. Subject to any discounts and other special circumstances described in or otherwise provided in the “Subscriptions, Share Repurchase Program, Plan of Distribution and Valuation––Plan of Distribution” section of the Memorandum or this Section 4, the Company shall pay (subject to the proviso in the immediately following sentence) the Dealer Manager upfront selling commissions of up to 3.5% of the transaction price of each Class S Share and each Class S-1 Share sold in the Offering and upfront selling commissions of up to 1.5% of the transaction price of each Class D Share and each Class D-1 Share sold in the Offering.
The Company may pay reduced upfront selling commissions or may eliminate selling commissions on certain sales of Shares, on the terms set forth in the Memorandum. No selling commissions will be paid in connection with (i) the sale of Shares to Invesco Ltd. or its affiliates, or (ii) any Shares sold pursuant to the DRP.
The applicable selling commissions payable to the Dealer Manager will be paid substantially concurrently with the execution by the Company of orders submitted by purchasers of Shares. All or a portion of the selling commissions received by the Dealer Manager may be reallowed (paid) by the Dealer Manager to Participating Distribution Agents who sold the Shares giving rise to such selling commissions, as described more fully in the Participating Agreement entered into with each such Participating Distribution Agent.
(b) Stockholder Servicing Fees. Subject to any special circumstances or limitations described in or otherwise provided in the “Subscriptions, Share Repurchase Program, Plan of Distribution and Valuation––Plan of Distribution” section of the Memorandum or this Section 4, the Company will pay to the Dealer Manager a stockholder servicing fee with respect to Class S Shares equal to 0.85% per annum of the aggregate NAV of outstanding Class S Shares, with respect to Class S-1 Shares equal to 0.85% per annum of the aggregate NAV of outstanding Class S-1 Shares, with respect to Class D Shares equal to 0.25% per annum of the aggregate NAV of the outstanding Class D Shares and with respect to Class D-1 Shares equal to 0.25% per annum of the aggregate NAV of the outstanding Class D-1 Shares. The Company will pay the stockholder servicing fee to the Dealer Manager monthly in arrears. The Dealer Manager may reallow all or a portion of the stockholder servicing fee to the Participating Distribution Agents who sold the Shares giving rise to a portion of such stockholder servicing fee, in each case to the extent the Participating Distribution Agreement with such Participating Distribution Agent provides for such a reallowance and such Participating Distribution Agent is in compliance with the terms of such Participating Distribution Agreement related to such reallowance. Notwithstanding the foregoing, subject to the terms of the Memorandum, at such time as the Participating Distribution Agent who sold the Shares giving rise to a portion of the stockholder servicing fee is no longer the broker-dealer of record/custodian with respect to such Shares or no longer satisfies any or all of the conditions in the applicable Participating Distribution Agreement giving rise to a portion of the stockholder servicing fee, then such Participating Distribution Agent’s entitlement to the stockholder servicing fees related to such Shares shall cease and such Participating Distribution Agent shall not receive the stockholder servicing fee for any portion of the month in which such party is not eligible to receive the stockholder servicing fees on the last day of the month. Broker-dealer transfers will be made effective as of the start of the first business day of a month. Thereafter, such stockholder servicing fees may be reallowed to the then-current broker-dealer of record of the Shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Distribution Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”), such Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. All determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer Manager may also reallow some or all of the stockholder servicing fees to other broker-dealers who provide services with respect to the Shares giving rise to a portion of the stockholder servicing fee (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.
(c) Stockholder Servicing Fees Limitation. The Company will cease paying the stockholder servicing fees with respect to any Class D Share or Class S Share held in a stockholder’s account at the end of the month in which the Dealer Manager, in conjunction with the Company’s transfer agent, determines that total upfront selling commissions and stockholder servicing fees paid with respect to the Shares held by such stockholder within such account would exceed, in the aggregate, 8.75% (or in the case of Class D Shares or Class S Shares sold through certain Participating Distribution Agents, such other amount approved by the Company’s board of directors in accordance with the Company’s Charter and specified in an agreement between the Dealer Manager and such Participating Distribution Agent at the time such Shares were issued) of the gross proceeds from the sale of such Shares (including the gross proceeds of any Shares issued under the DRP upon the reinvestment of distributions paid with respect thereto or with respect to any Shares issued under the DRP directly or indirectly attributable to such Shares). At the end of such month, each such Class S Share or Class D Share will convert into a number of Class I Shares (including any fractional Shares), each with an equivalent aggregate NAV as such Share. In addition, the Company will cease paying the stockholder servicing fees on the Class D Shares, Class D-1 Shares, Class S Shares and Class S-1 Shares on the earlier to occur of the following: (i) a listing of a class of stock of the Company or (ii) the Company’s merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets, in each case in a transaction in which Stockholders receive cash or securities listed on a national securities exchange.
(d) Adviser Reimbursement. In addition to the other items of underwriting compensation set forth in this Section 4, the Company or Invesco Advisers, Inc., the Company’s adviser, shall reimburse the Dealer Manager for all items of underwriting compensation referenced in the Memorandum, to the extent the Memorandum indicates that they will be paid by the Company or the Adviser, as applicable, and to the extent permitted pursuant to prevailing rules and regulations of FINRA.
(e) Right to Reject Orders or Cancel Sales. All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company, which reserves the right to reject any order for any or no reason. Orders not accompanied by a Subscription Agreement and the required payment for the Shares may be rejected. Issuance of the Shares will be made only after acceptance of the subscription from the Company and actual receipt by the Company of payment therefor. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Company reserves the right to cancel the sale without notice.
(f) Commissions after the Rejection of a Subscriber. No upfront selling commissions shall be payable on any subscription rejected by the Company. The Company may reject a subscription for any reason or for no reason.
(g) Reallowance. The terms of any reallowance of selling commissions and stockholder servicing fees shall be set forth in the Participating Distribution Agreement, Servicing Agreement or similar agreement entered into with the Participating Distribution Agents or Servicing Dealers, as applicable. The Company will not be liable or responsible to any Participating Distribution Agent or Servicing Dealer for direct payment or reallowance of any selling commissions or stockholder servicing fees to such Participating Distribution Agent or Servicing Dealer, the payment or reallowance, as applicable, of any selling commissions or stockholder servicing fees to such Participating Distribution Agent or Servicing Dealer being the sole and exclusive responsibility of the Dealer Manager. Notwithstanding the foregoing, at the discretion of the Company, the Company may act as agent of the Dealer Manager by making direct payment of selling commissions or stockholder servicing fees to Participating Distribution Agents or Servicing Dealers on behalf of the Dealer Manager without incurring any liability.
(h) Reasonable Bona Fide Due Diligence Expenses. In addition to any payments to the Dealer Manager pursuant to this Section 4, the Company may reimburse the Dealer Manager or any Participating Distribution Agent for reasonable bona fide due diligence expenses incurred by the Dealer Manager or any Participating Distribution Agent. The reimbursable due diligence expenses include expenses for travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the Dealer Manager or Participating Distribution Agents and their respective personnel when visiting the Company’s offices or properties or properties related to the Company’s assets to verify information relating to the Company and its properties and assets. Also, the Company shall only reimburse the Dealer Manager or any Participating Distribution Agent for approved bona fide due diligence expenses to the extent the expenses have actually been incurred and are supported by detailed and itemized invoice(s) provided to the Company.
5. Covenants of the Company. The Company covenants and agrees with the Dealer Manager that:
(a) If, at any time prior to the Termination Date, the Memorandum, as then amended or supplemented, would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is otherwise necessary, in the Company’s reasonable discretion, at any time to amend or supplement the Memorandum, the Company promptly will notify the Dealer Manager (unless notice of the need to amend or supplement the Memorandum shall have been received from the Dealer Manager), and the Dealer Manager will notify all Participating Distribution Agents to suspend the offering and sale of the Shares hereof until such time as the Company, in its sole discretion (i) has prepared any required supplement or amendment to the Memorandum; and (ii) instructs the Dealer Manager to resume the offer and sale of the Shares.
(b) The Company will, at no expense to the Dealer Manager, furnish the Dealer Manager with copies of (i) the Memorandum and all amendments and supplements thereto, (ii) any supplemental sales literature or advertisement (including, without limitation, any “financial professional use only” material), regardless of how labeled or described, to use in addition to the Memorandum in connection with the Offering which previously has been, or hereafter is, approved for use and furnished by the Company (collectively, the “Authorized Sales Literature”), and (iii) any other information with respect to the Company as the Dealer Manager may from time to time reasonably request, in each case as soon as available and in such quantities as the Dealer Manager may reasonably request.
(c) The Company will make any filings regarding the Offering that may be required by the SEC or any state securities administration, including without limitation preparing or causing to be prepared, executed and timely filed with the SEC a Notice on Form D relating to the Offering under Regulation D and with applicable state securities regulatory agencies. Subject to the Dealer Manager’s actions and the actions of others in connection with the Offering, the Company will comply with all requirements imposed upon it by Regulation D and other applicable securities laws, including applicable state “blue sky” registration exemptions.
(d) The Company shall advise the Dealer Manager of any request made by the SEC or any state securities administrator to amend or supplement the Memorandum or for additional information or of the issuance by the SEC of any stop order or of any other order preventing or suspending the use of the Memorandum or the institution of any proceedings for that purpose. The Company shall use its commercially reasonable best efforts to prevent the issuance of any such order and, if any such order is issued, to obtain the removal thereof as promptly as possible.
6. Covenants of the Dealer Manager. The Dealer Manager covenants and agrees with the Company that the Dealer Manager shall:
(a) With respect to the Dealer Manager’s participation and the participation by each Participating Distribution Agent in the offer and sale of Shares (including, without limitation any resales and transfers of Shares), the Dealer Manager will comply, and in its Participating Agreements will require each Participating Distribution Agent to comply, in all material respects with all applicable requirements of (i) the Securities Act, the Exchange Act, the rules and regulations of the SEC promulgated under the Securities Act and the Exchange Act (including, without limitation, Regulation D) and all other federal rules and regulations applicable to the Offering, (ii) applicable state securities or “blue sky” laws, (iii) the rules set forth in the FINRA rulebook applicable to the Offering, and (iv) with respect to each Participating Distribution Agent, the applicable Participating Agreement.
(b) The Dealer Manager will, and will require that each Participating Distribution Agent, (i) conduct all offering and solicitation efforts in a transaction or series of transactions intended to be exempt from the registration requirements under the Securities Act pursuant to Rule 506(b) of Regulation D, as set forth in the Memorandum, and applicable state securities laws and regulations, (ii) not offer or sell Shares by any means otherwise inconsistent with this Agreement or the Memorandum, and (iii) not engage in any general advertising or general solicitation activities in connection with the Offering or any sale of Shares.
(c) The Dealer Manager shall use and distribute in conjunction with the Offering and the sale of Shares only the Memorandum and Authorized Sales Literature, and in offering the Shares for sale, the Dealer Manager shall not give or provide any information or make any representation other than those contained in the Memorandum or any Authorized Sales Literature. The Dealer Manager will not show or give to any investor or prospective investor or reproduce any material or writing that is marked “financial professional use only” or otherwise bears a legend denoting that it is not to be used in connection with the sale of Shares to any investor or prospective investor or show or give to any investor or prospective investor in a particular jurisdiction any material or writing if the material bears a legend denoting that it is not to be used in connection with the sale of Shares in the applicable jurisdiction.
(d) The Dealer Manager shall solicit purchases of the Shares for the account of the Company only in those jurisdictions in which the Dealer Manager is legally qualified to so act and in which the Dealer Manager has been advised in writing by the Company that solicitation is permissible under the laws of the applicable jurisdiction. The Company shall specify only those jurisdictions in which Shares may be offered and sold in reliance on exemptions from the registration requirements of those jurisdictions’ securities laws. Unless otherwise specified by the Company in writing, no Shares shall be offered or sold for the account of the Company in any other states or jurisdictions.
(e) The Dealer Manager will, and will require that each Participating Distribution Agent, suspend or terminate the offer and sale of Shares in the Offering upon request of the Company at any time and to resume offering and sale of the Shares in the Offering upon subsequent request of the Company in its sole discretion.

(f) The Dealer Manager will, and will require each Participating Distribution Agent to, only offer Shares to persons it reasonably believes, on the basis of information obtained from the potential investor concerning the investor’s investment objectives, other investments, financial situation and needs, and any other information known by the Dealer Manager or an associated person:

(i)the person is an “accredited investor” as defined in Rule 501(a) of the Securities Act and also meets the investor suitability standards as may be established by the Company and set forth in the Memorandum;
(ii)has such knowledge and experience in financial and business matters that the offeree is capable of evaluating the merits and risks of an investment in the Shares; and
(iii)is a person for which an investment in the Shares are otherwise suitable; and
(iiii)was not solicited through the use of general solicitation.
(g) During the course of the Offering, the Dealer Manager will comply, and shall direct each Participating Distribution Agent who enters into a Participating Distribution Agreement with the Dealer Manager to comply with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation, Regulation Best Interest, the provisions of Regulation D and, if applicable, FINRA Rule 2111. The Dealer Manager shall direct each Participating Distribution Agent who enters into a Participating Distribution Agreement with the Dealer Manager to make, or cause to be made, inquiries as required by this Agreement, the Memorandum or applicable law of all prospective investors to ascertain whether a purchase of an investment in the Shares is suitable for the prospective investor.
(h) The Dealer Manager shall require Participating Distribution Agents to represent in its Participating Distribution Agreements that they will maintain, for at least six (6) years, or for the period of time required to comply with all applicable federal, state or other regulatory requirements, whichever is later, records of the information obtained from each investor and used to determine each investor met the suitability standards imposed on the offer and sale of the Shares in the Offering (both at the time of the initial subscription and at the time of any additional subscriptions).
7. Anti-Money Laundering. The Company and the Dealer Manager shall comply with applicable laws and regulations, including federal and state securities laws, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Patriot Act”), Executive Order 13224 – Executive Order on Terrorist Financing Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, and applicable rules of FINRA. In accordance with these applicable laws and regulations, the Company and the Dealer Manager shall take reasonable efforts to verify the identity of new customers, maintain customer records, and check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Further, the Company and the Dealer Manager shall provide the Financial Crimes Enforcement Network with information regarding: (a) the identity of a specified individual or organization; (b) an account number; (c) all identifying information provided by the account holder; and (d) the date and type of transaction, upon request. All parties will manually monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the Patriot Act as potential signals of money laundering or terrorist financing, and disclose such activity to applicable federal and state law enforcement when required by law. The Company and the Dealer Manager reserve the right to reject account applications from new customers who fail to provide necessary account information or who intentionally provide misleading information.
8. Indemnification.
(a) To the extent permitted by the Company’s articles of amendment and restatement (as amended or restated from time to time, the “Charter”) and subject to the limitations set forth in this Section 8, the Company shall indemnify and hold harmless the Dealer Manager, each Participating Distribution Agent, their respective officers and directors and each person, if any, who controls the Dealer Manager or any Participating Distribution Agent within the meaning of Section 15 of the Securities Act (individually, an “Indemnified Party” and collectively, the “Indemnified Parties”), from and against any and all loss, liability, action, claim, damage and expense whatsoever (“Losses”), joint or several, to which such Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement of a material fact contained in (a) the Memorandum or (b) any Authorized Sales Literature, or (ii) the omission to state in the Memorandum or Authorized Sales Literature a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such indemnity shall not apply to any such Losses arising out of or based upon any untrue statement or omission made in reliance upon and in conformity with written information furnished by or on behalf of an Indemnified Party specifically for inclusion in the Memorandum or any Authorized Sales Literature, and provided, further, that the Company will not be liable for the portion of any Losses suffered by any Indemnified Party in any such case if it is determined that such Indemnified Party was at fault in connection with such portion of the Losses, and provided, further, that, notwithstanding the Charter, the Company will not be liable for any Losses suffered by the Dealer Manager, any of its officers or directors or any person who controls the Dealer Manager within the meaning of Section 15 of the Securities Act, as a direct result of such person’s gross negligence. The Company will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending such Losses.
The foregoing indemnity agreement of this Section 8(a) is subject to the further condition that, insofar as it relates to any untrue statement or omission made in the Memorandum that was eliminated or remedied in any subsequent amendment or supplement thereto, such indemnity agreement shall not inure to the benefit of an Indemnified Party from whom the person asserting any Losses purchased the Shares that are the subject thereof, if a copy of the Memorandum as so amended or supplemented was not sent or given to such person at or prior to the time the subscription of such person was accepted by the Company, but only if a copy of the Memorandum as so amended or supplemented had been supplied to the Dealer Manager or Participating Distribution Agent prior to such acceptance.
(b) The Dealer Manager shall indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act (the “Company Indemnified Parties”), from and against any Losses to which any of the Company Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement of a material fact contained in (1) the Memorandum or (2) any Authorized Sales Literature; or (ii) the omission to state in the Memorandum or Authorized Sales Literature a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that clauses (i) and (ii) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Dealer Manager specifically for inclusion in the Memorandum or Authorized Sales Literature; (iii) any use by the Dealer Manager or its representatives or agents in the offer and sale of the Shares of (1) sales literature that is not Authorized Sales Literature, (2) “financial professional use only” materials with investors, or (3) Authorized Sales Literature in a particular jurisdiction if such Authorized Sales Literature bears a legend denoting that it is not to be used in connection with the sale of Shares in such jurisdiction; (iv) any untrue statement made by the Dealer Manager or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares; (v) any material violation of this Agreement; (vi) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the Patriot Act; or (vii) any other failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. The Dealer Manager will reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Losses. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.
(c) By virtue of entering into a Participating Agreement, each Participating Distribution Agent will severally agree to indemnify and hold harmless the Company, the Dealer Manager and each of their respective officers and directors and each person, if any, who controls the Company or the Dealer Manager within the meaning of the Securities Act, from and against any Losses to which any such person may become subject, as more fully described in each Participating Agreement.
(d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify in writing the indemnifying party of the commencement thereof. The failure of an indemnified party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section 8 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 8(e)) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.

(e) The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obligated to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.
(f) The indemnity agreements contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Participating Distribution Agent, or any person controlling any Participating Distribution Agent or by or on behalf of the Company, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Company or the Dealer Manager, (ii) delivery of any Shares and payment therefor, and (iii) any termination of this Agreement. A successor of any Participating Distribution Agent or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 8.
9. Termination of this Agreement.
(a) This Agreement may be terminated by any party hereto upon 60 days’ written notice to the other parties or immediately upon notice to the other parties in the event that such other party shall have failed to comply with any material provision hereof.
(b) Upon the termination of this Agreement for any reason, the Dealer Manager shall:

(i)promptly deliver to the Company all records and documents in its possession that relate to the Offering other than as required by law to be retained by the Dealer Manager;
(ii)use its commercially reasonable efforts to cooperate with the Company to accomplish an orderly transfer of management of the Offering to a party designated by the Company; and
(iii)notify all Participating Distribution Agents of the termination.

(c) Upon termination of this Agreement, the Company shall pay to the Dealer Manager all earned but unpaid compensation and reimbursement for all incurred, accountable compensation to which the Dealer Manager is or becomes entitled pursuant to the terms of this Agreement at such times as such amounts become payable pursuant to the terms of this Agreement.
10. Survival. The following provisions of the Agreement shall survive the expiration or earlier termination of this Agreement: Section 4 and Sections 7 through Section 15. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. In no event shall the Dealer Manager be entitled to payment of any compensation in connection with the Offering that is not completed according to this Agreement; provided, however, that the reimbursement of out-of-pocket accountable expenses actually incurred by the Dealer Manager or person associated with the Dealer Manager shall not be presumed to be unfair or unreasonable and shall be payable under normal circumstances.
11. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally or by commercial messenger, (ii) on the business day of transmission if sent by email to the email address given below, with written confirmation of receipt, and (iii) one (1) business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Company, to:	Invesco Commercial Real Estate Finance Trust, Inc.
2300 N Field St, Suite 1200
Dallas, Texas 75201
Attention: E. Elizabeth Day
Email: liz.day@invesco.com

with a required copy to:	Alston & Bird LLP
1201 West Peachtree Street
Atlanta, Georgia 30309
Attention: Jason Goode
Email: jason.goode@alston.com

If to the Dealer Manager, to:	Invesco Distributors, Inc.
11 Greenway Plaza
Suite 1000
Houston, Texas 77046-1173
Attention: Veronica Castillo
Email: Veronica.Castillo@invesco.com

If to the Adviser, to:	Invesco Advisers, Inc.
1331 Spring Street NW
Atlanta, Georgia 30309
Attention: Tina Carew
Email: tina.carew@invesco.com

12. Parties. This Agreement shall inure to the benefit of and be binding upon the Dealer Manager, the Company and the successors and assigns of the Dealer Manager and the Company. This Agreement and the conditions and provisions hereof are intended to be and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and for the benefit of no other persons, and the term “successors and assigns,” as used herein, shall not include any purchaser of Shares as such.
13. Applicable Law. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of law provisions, of the State of Delaware; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section 13. Venue for any action brought hereunder shall lie exclusively in Atlanta, Georgia.
14. Amendment. This Agreement may be amended by the written agreement of the parties hereto.
15. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return it to us, whereupon this instrument will become a binding agreement between you and the Company in accordance with its terms.

Very truly yours,

INVESCO COMMERCIAL REAL ESTATE FINANCE TRUST, INC., a Maryland Corporation

By:	/s/ Hubert J. Crouch
Name:	Hubert J. Crouch
Title:	Chief Executive Officer
Accepted as of the date first above written:

INVESCO DISTRIBUTORS, INC., a Delaware corporation

By:	/s/ Nicole Filingeri
Name:	Nicole Filingeri
Title:	Vice President
Solely for purposes of its obligations under Section 4(a) hereof:

INVESCO ADVISERS, INC.

By:	/s/ Beth A. Zayicek
Name:	Beth A. Zayicek
Title:	Vice President

EXHIBIT A
FORM OF PARTICIPATING DEALER AGREEMENT
[See attached]
INVESCO DISTRIBUTORS, INC.
FORM OF PARTICIPATING DEALER AGREEMENT
INVESCO COMMERCIAL REAL ESTATE FINANCE TRUST, INC.
_______, _____

Ladies and Gentlemen:
Subject to the terms described in this participating dealer agreement (this “Agreement”), Invesco Distributors, Inc., a Delaware corporation, as the dealer manager (the “Dealer Manager”) for Invesco Commercial Real Estate Finance Trust, Inc., a Maryland corporation (the “Company”), invites you (“Participating Dealer”) to participate in the distribution, on a “best efforts” basis, of shares of the Company’s Class D Common Stock (“Class D Shares”), Class D-1 Common Stock (“Class D-1 Shares”), Class E Common Stock (“Class E Shares”), Class I Common Stock (“Class I Shares”), Class S Common Stock (“Class S Shares”) and Class S-1 Common Stock (“Class S-1 Shares”), $0.01 par value per share (collectively, the “Shares”). The Company is currently offering the Shares (the “Offering”) in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated under the Securities Act (“Regulation D”) upon the terms and conditions set forth in the Company’s Private Placement Memorandum, dated [ ], 2024 (as amended, restated or supplemented from time to time, including all appendixes and exhibits thereto, the “Memorandum”). Each subscriber will be required to enter into a subscription agreement (as may be amended by the Company from time to time, the “Subscription Agreement”), and will, upon acceptance of the subscription by the Company, become a stockholder of the Company (individually a “Stockholder” and collectively the “Stockholders”).
The Shares will be offered and sold in the Offering until the earliest to occur of: (1) the date upon which any maximum offering amount of Shares, as set forth in the Memorandum, is sold; and (2) the date upon which the Company terminates the Offering. It is understood that no sale of Shares will be effective unless and until accepted by the Company.
I. Dealer Manager Agreement.
The Dealer Manager has entered into that certain Dealer Manager Agreement with the Company and Invesco Advisers, Inc., the Company’s external adviser (the “Adviser”), dated [ ], 2024 (as amended, the “Dealer Manager Agreement”). In connection with performing the Dealer Manager’s obligations under the Dealer Manager Agreement, the Dealer Manager is authorized to enter into (A) participating dealer agreements materially in the form attached as Exhibit A to the Dealer Manager Agreement or in such other form as shall be pre-approved in writing by the Company with other broker-dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to solicit subscriptions for Shares in the Offering, (B) participating adviser agreements materially in the form attached as Exhibit B to the Dealer Manager Agreement or in such other form as shall be pre-approved in writing by the Company with registered investment advisers, and (C) participating bank agreements in the form pre-approved in writing by the Company with other properly licensed financial intermediaries. Upon effectiveness of this Agreement, Participating Dealer will become one of the “Participating Dealers” referred to in the Dealer Manager Agreement and will be entitled to and subject to the terms and conditions of the Dealer Manager Agreement. Any capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Dealer Manager Agreement.
II. Sale of Shares.
Participating Dealer hereby agrees to use its best efforts to sell the Shares for cash on the terms and conditions set forth in the Memorandum. Nothing in this Agreement shall be deemed or construed to make Participating Dealer an employee, agent, representative or partner of the Dealer Manager or the Company, and Participating Dealer is not authorized to act for the Dealer Manager or the Company or to make any representations on their behalf except as set forth in the Memorandum or as otherwise specifically authorized by the Company or Dealer Manager, as applicable. Participating Dealer acknowledges and agrees that the Company and the Dealer Manager may engage broker-dealers who are registered under the Exchange Act and members of FINRA or other investment advisers registered under the Investment Advisers Act of 1940, as amended, or comparable state securities laws, to offer and sell the Shares, as applicable.
III. Submission of Orders.
Each person desiring to purchase Shares in the Offering will be required to complete and execute a Subscription Agreement and to deliver to Participating Dealer such completed and executed Subscription Agreement together with a check or wire transfer (hereinafter referred to as an “instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount for the class of Shares being purchased as set forth in the Memorandum. Persons who purchase Shares will be instructed by Participating Dealer to make their instruments of payment payable to or for the benefit of “Invesco Commercial Real Estate Finance Trust, Inc.”
If Participating Dealer receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions and any instructions set forth in the Memorandum, Participating Dealer shall return such Subscription Agreement and instrument of payment directly to such purchaser not later than the end of the first business day following receipt by Participating Dealer. Subscription Agreements and instruments of payment received by Participating Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section III. Transmittal of received investor funds will be made in accordance with the following procedures, as applicable:
(a) where, pursuant to Participating Dealer’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from purchasers, then Participating Dealer will transmit the Subscription Agreements and instruments of payment to the Company or to such other account or agent as set forth in the Subscription Agreement or as otherwise directed by the Company by the end of the next business day following receipt thereof by Participating Dealer; and
(b) where, pursuant to Participating Dealer’s internal supervisory procedures, final internal supervisory review is conducted at a different location (the “Final Review Office”), then Subscription Agreements and instruments of payment will be transmitted by Participating Dealer to the Final Review Office by the end of the next business day following receipt by Participating Dealer. The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment to the Company or to such other account or agent as set forth in the Subscription Agreement or as otherwise directed by the Company.
Participating Dealer acknowledges and agrees that the Company reserves the unconditional right to reject any subscription for any or no reason.
IV. Pricing.
The purchase price per Share will vary and will generally equal the prior month’s net asset value (“NAV”) per Share applicable to the class of Shares being purchased, as determined monthly (in accordance with the NAV calculation procedures described in the Memorandum), or at a different price in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month, which is referred to herein as the “transaction price,” plus in either case any applicable upfront selling commissions, subject in certain circumstances to reductions thereof as described in the Memorandum.
For stockholders who participate in the Company’s distribution reinvestment plan (the “DRP”), the cash distributions attributable to the class of Shares that each stockholder owns will be automatically invested in additional Shares of the same class. All Shares sold pursuant to the DRP are to be issued and sold to stockholders of the Company at a purchase price equal to the transaction price of the applicable class of Shares on the date that the distribution is payable.
Except as otherwise indicated in the Memorandum or in any letter or memorandum sent to a participating adviser by the Company or the Dealer Manager, a minimum initial purchase of $10,000 in Class D Shares, Class E Shares, Class S Shares and Class S-1 Shares is required, a minimum initial purchase of $1,000,000 in Class I Shares is required and a minimum initial purchase of $3,000,000 in Class D-1 Shares is required, and additional investments of Shares may be made in cash in minimal increments of at least $2,000, unless such minimums are waived by the Dealer Manager.
V. Participating Dealer’s Compensation.
Except as may be provided in the “Subscriptions, Share Repurchase Program, Plan of Distribution and Valuation––Plan of Distribution” section of the Memorandum, as compensation for completed sales rendered by Participating Dealer hereunder, Participating Dealer is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule I hereto.
VI. Representations, Warranties and Covenants of Participating Dealer.
In addition to the representations and warranties found elsewhere in this Agreement, Participating Dealer represents, warrants and agrees that:
(a) It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Participating Dealer is organized.
(b) It is empowered under applicable laws and by Participating Dealer’s organizational documents to enter into this Agreement and perform all activities and services of Participating Dealer provided for herein and there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Participating Dealer’s ability to perform under this Agreement.
(c) The execution, delivery and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein, including the issuance and sale of the Shares, will not constitute a breach of, or default under, any agreement or instrument by which Participating Dealer is bound, or to which any of its assets are subject, or any rule, regulation or order of any court or other governmental agency or body with jurisdiction over it.
(d) All requisite actions have been taken to authorize Participating Dealer to enter into and perform this Agreement.
(e) It shall notify the Dealer Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to Shares offered hereunder against Participating Dealer or its principals, affiliates, officers, directors, employees or agents, or any person who controls Participating Dealer, within the meaning of Section 15 of the Securities Act.
(f) Participating Dealer will not offer, sell or distribute Shares, or otherwise make any such Shares available, in any jurisdiction outside of the United States or U.S. territories unless Participating Dealer receives prior written consent from the Dealer Manager.
(g) Participating Dealer acknowledges that the Dealer Manager will enter into similar agreements with other broker-dealers, which does not require the consent of Participating Dealer.
VII. Right to Reject Orders or Cancel Sales.
The Company reserves the right to reject any order for any or no reason. Orders not accompanied by an executed Subscription Agreement in good order or the required instrument of payment for the Shares may be rejected. Issuance and delivery of the Shares will be made only after actual receipt of payment therefor.
In the event that the Dealer Manager has reallowed any selling commission to Participating Dealer for the sale of one or more Shares and the subscription is rejected, canceled or rescinded for any reason as to one or more of the Shares covered by such subscription, Participating Dealer shall pay the amount specified to the Dealer Manager within ten (10) days following mailing of notice to Participating Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. Further, if Participating Dealer has retained selling commissions in connection with an order that is subsequently rejected, canceled or rescinded for any reason, Participating Dealer agrees to return to the subscriber any selling commission theretofore retained by Participating Dealer with respect to such order within three (3) days following mailing of notice to Participating Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. If Participating Dealer fails to pay any such amounts, the Dealer Manager shall have the right to offset such amounts owed against future compensation due and otherwise payable to Participating Dealer (it being understood and agreed that such right to offset shall not be in limitation of any other rights or remedies that the Dealer Manager may have in connection with such failure).
VIII. Memorandum and Authorized Sales Literature.
Participating Dealer is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the Shares except as set forth in the Memorandum or as otherwise specifically authorized by the Company. The Dealer Manager will supply Participating Dealer with reasonable quantities of the Memorandum, as provided by the Company, as well as any advertising and supplemental sales literature approved by the Company and to be used or delivered by the Dealer Manager or Participating Dealer in connection with the Offering (“Authorized Sales Literature”), as provided by the Company, for delivery to investors, and Participating Dealer will deliver a copy of the Memorandum to each investor to whom an offer is made. Participating Dealer agrees that it will not show or give to any investor or reproduce any material or writing that is supplied to it by the Dealer Manager unless it is designated, marked or otherwise authorized for use with potential investors. For the avoidance of doubt, Participating Dealer will not show or provide to any investor any material that is supplied to it by Dealer Manager and marked “financial professional use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Shares to potential investors. Participating Dealer agrees that it will not use in connection with the offer or sale of Shares any materials or writings which have not been previously approved by the Company in writing. Participating Dealer agrees that prior to the time that a person to whom it has furnished a copy of the Memorandum becomes a Stockholder, Participating Dealer will ensure that such person has received a copy of any revised, updated or supplemented Memorandum.
Participating Dealer shall (i) conduct all offering and solicitation efforts in a transaction or series of transactions intended to be exempt from the registration requirements under the Securities Act pursuant to Rule 506(b) of Regulation D and applicable state securities laws and regulations, as set forth in the Memorandum, (ii) not offer or sell Shares by any means otherwise inconsistent with this Agreement or the Memorandum, and (iii) not engage in any general advertising or general solicitation activities in connection with the Offering or any sale of the Shares.
Participating Dealer agrees that it shall have delivered (a) to each investor to whom an offer to sell the Shares is made, as of the time of such offer, a copy of the Memorandum and all supplements, amendments and exhibits thereto that have then been made available to Participating Dealer by the Dealer Manager and (b) to each investor that subscribes for Shares, as of the time the Company accepts such investor’s order to purchase the Shares within the timeframes described in the Memorandum, a copy of the Memorandum and all supplements, amendments and exhibits thereto that have then been made available to Participating Dealer by the Dealer Manager. Participating Dealer agrees that it will not send or give any supplement to the Memorandum to an investor unless it has previously sent or given a Memorandum and all supplements, amendments and exhibits thereto.
IX. License and Association Membership; Compliance with Applicable Laws.
Participating Dealer’s acceptance of this Agreement constitutes a representation and warranty to the Company and the Dealer Manager that (i) Participating Dealer is duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) is a member in good standing of FINRA, and (iii) is currently licensed as a broker-dealer in each of the states and the jurisdictions where it will offer or sell Shares and that its independent contractors and registered representatives have the appropriate licenses(s) to offer and sell the Shares in all such states and jurisdictions. This Agreement shall automatically terminate with no further action by any party hereto if Participating Dealer ceases to be a member in good standing of FINRA or with the securities commission of the state in which Participating Dealer’s principal office is located. Participating Dealer agrees to notify the Dealer Manager immediately if Participating Dealer ceases to be a member in good standing of FINRA or with the securities commission of any state in which Participating Dealer is currently registered or licensed.
Participating Dealer’s acceptance of this Agreement constitutes a representation and warranty to the Company and the Dealer Manager that Participating Dealer’s performance of its obligations under this Agreement shall comply in all material respects with all applicable terms and requirements of (i) the Dealer Manager Agreement, which such terms are incorporated herein by reference, (ii) this Agreement and the Memorandum, (iii) the Securities Act and the rules and regulations of the SEC promulgated under the Securities Act, including without limitation Regulation D and Rule 506(b) thereunder, (iv) the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act, (v) applicable state securities or “blue sky” laws, and (vi) all rules promulgated by FINRA, and (vii) all other federal laws, rules and regulations applicable to the Offering and the offer and sale of the Shares, or the activities of Participating Dealer pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999 (“GLBA”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC and FINRA, the Bank Secrecy Act, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Patriot Act”), and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury. Participating Dealer agrees to comply and shall comply with any applicable requirements with respect to its participation in any resales or transfers of the Shares.
None of (i) Participating Dealer, (ii) any of Participating Dealer’s directors, executive officers, other officers participating in the Offering, general partners or managing members, (iii) any of the directors, executive officers or other officers participating in the Offering of any such general partner or managing member of Participating Dealer, or (iv) any other officers or employees of Participating Dealer or any such general partner or managing member of Participating Dealer that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the Offering (each, a “Participating Dealer Covered Person” and, collectively, the “Participating Dealer Covered Persons”), is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to 506(d)(1)(viii) under the Securities Act (a “Disqualifying Event”), except for a Disqualifying Event (a) contemplated by Rule 506(d)(2) of the Securities Act and (b) a description of which has been furnished in writing to the Company and the Dealer Manager prior to the date hereof or, in the case of a Disqualifying Event occurring after the date hereof, prior to the date of any further offering of Shares.
With respect to each Participating Dealer Covered Person, Participating Dealer has established procedures reasonably designed to ensure that Participating Dealer receives notice from each such Participating Dealer Covered Person of: (i) any Disqualifying Event relating to that Participating Dealer Covered Person and (ii) any event that would, with the passage of time, become a Disqualifying Event relating to that Participating Dealer Covered Person, in each case, occurring up to and including the last date on which Shares are offered in the Offering.
Participating Dealer currently has in place and effect, and shall maintain in place and full force and effect during the term of this Agreement, insurance coverage in amounts and upon terms as are customary and appropriate for a party engaged in Participating Dealer’s business and performing its obligations under this Agreement, including any and all minimum or mandated insurance coverage required by applicable law.
X. Limitation of Offer; Suitability.
Participating Dealer will: (a) conduct all offering and solicitation efforts in a transaction or series of transactions intended to be exempt from the registration requirements under the Securities Act pursuant to Rule 506(b) of Regulation D and applicable state securities laws and regulations; (b) not offer or sell Shares by any means otherwise inconsistent with this Agreement or the Memorandum; (c) offer Shares only to persons who meet the suitability standards set forth in the Memorandum; (d) make offers only to persons in the jurisdictions in which the Dealer Manager is advised in writing by the Company that the Shares are qualified for sale or that such qualification is not required; (e) only offer Shares in a jurisdiction if both such Participating Dealer and its registered representative making the offer are duly licensed to transact securities business in such jurisdiction; and (f) comply with the provisions of the FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors including Rule 15l-1 under the Exchange Act (Regulation Best Interest).
Participating Dealer agrees to ensure that, in recommending the purchase, sale or exchange of Shares to a potential investor, Participating Dealer shall have reasonable grounds to believe, on the basis of information obtained from the investor concerning the investor’s investment objectives, other investments, financial situation and needs, and any other information known by Participating Dealer or an associated person, that each purchaser of Shares: (A) is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act (“Accredited Investor”) and meets the other investor suitability requirements as may be established by the Company and set forth in the Memorandum; (B) has such knowledge and experience in financial and business matters that the offeree is capable of evaluating the merits and risks of an investment in the Shares; (C) is a person for which an investment in the Shares are otherwise suitable; and (D) was not solicited through the use of general solicitation. Participating Dealer further represents, warrants and covenants that Participating Dealer will, in offering Shares, comply with the provisions of all applicable rules and regulations relating to suitability of investors and will make every reasonable effort to determine the suitability and appropriateness of an investment in Shares of each proposed investor solicited by a person associated with Participating Dealer by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each such proposed investor, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained, or accounts hereafter established. Participating Dealer agrees to retain such documents and records in Participating Dealer’s records for a period of six years from the date of the applicable sale of Shares, to otherwise comply with all applicable record keeping requirements and to make such documents and records available to (i) the Dealer Manager and the Company upon request and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon Participating Dealer’s receipt of an appropriate document, subpoena or other appropriate request for documents from any such agency. Participating Dealer shall not purchase any Shares for a discretionary account without obtaining the prior written approval of Participating Dealer’s customer and such customer’s completed and executed Subscription Agreement.
Participating Dealer further represents that it understands that the Shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the Memorandum.
XI. Disclosure Review; Confidentiality of Information.
Participating Dealer agrees that it shall have reasonable grounds to believe based on the information made available to it through the Memorandum or other materials that all material facts are adequately and accurately disclosed in the Memorandum and provide a basis for evaluating the Shares. In making this determination, Participating Dealer shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the sponsor, conflicts of interest and risk factors, and appraisals and other pertinent reports. If Participating Dealer relies upon the results of any inquiry conducted by another member or members of FINRA, Participating Dealer shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer Manager or a sponsor or an affiliate of the sponsor of the Company.
It is anticipated that (i) Participating Dealer and Participating Dealer’s officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of Participating Dealer that are conducting a due diligence inquiry on behalf of Participating Dealer and (ii) persons or committees, as the case may be, responsible for determining whether Participating Dealer will participate in the Offering ((i) and (ii) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Company, the Dealer Manager, the Adviser or their respective affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Company, the Dealer Manager, the Adviser, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Company, the Dealer Manager, the Adviser, or their respective affiliates; (iii) information concerning the business and affairs of the Company, the Dealer Manager, the Adviser, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented); (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. Participating Dealer agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with Participating Dealer’s due diligence inquiry. Participating Dealer agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to Participating Dealer’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Shares. Participating Dealer further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of Participating Dealer’s due diligence inquiry and (b) informing each recipient of such Confidential Information of Participating Dealer’s confidentiality obligation. Participating Dealer acknowledges that Participating Dealer or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Company, and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. Participating Dealer acknowledges that Participating Dealer or its Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Company, and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. Notwithstanding the foregoing, Confidential Information may be disclosed (a) if approved in writing for disclosure by the Company or the Dealer Manager, (b) pursuant to a subpoena or as required by law, or (c) as required by regulation, rule, order or request of any governing or self-regulatory organization (including without limitation the SEC or FINRA), provided that Participating Dealer shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to provisions (b) and (c).
XII. Compliance with Anti-Money Laundering Compliance Programs.
Participating Dealer hereby represents that it has complied and will comply with Section 326 of the Patriot Act and the implementing rules and regulations promulgated thereunder in connection with broker/dealers’ anti-money laundering obligations. Participating Dealer hereby represents that it has adopted and implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to customer identification in compliance with applicable laws and regulations, including federal and state securities laws, the Patriot Act, Executive Order 13224 – Executive Order on Terrorist Financing Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, and applicable rules of FINRA. In accordance with these applicable laws and regulations and its AML Program, Participating Dealer agrees to verify the identity of its new customers; to maintain customer records; and to check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Additionally, Participating Dealer will monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the Patriot Act as potential signals of money laundering or terrorist financing. Participating Dealer will submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law. Upon request by the Dealer Manager at any time, Participating Dealer hereby agrees to furnish (a) a copy of its AML Program to the Dealer Manager for review, and (b) a copy of the findings and any remedial actions taken in connection with Participating Dealer’s most recent independent testing of its AML Program. Participating Dealer agrees to notify the Dealer Manager immediately if Participating Dealer is subject to a FINRA disclosure event or fine from FINRA related to its AML Program.
XIII. Privacy.
Participating Dealer agrees as follows:
Participating Dealer agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the GLBA and applicable regulations promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act (“FCRA”), and (c) its own internal privacy policies and procedures, each as may be amended from time to time.
The parties hereto acknowledge that from time to time, Participating Dealer may share with the Company and the Company may share with Participating Dealer nonpublic personal information (as defined under the GLBA) of customers of Participating Dealer. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. Participating Dealer shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which Participating Dealer served as the broker-dealer of record for such customer’s account. Participating Dealer, the Dealer Manager and the Company shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLBA), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA) or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section XIII.

Except as expressly permitted under the FCRA, Participating Dealer agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.
Participating Dealer shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event Participating Dealer, the Dealer Manager or the Company expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section XIII, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section XIII, shall be prohibited.
Participating Dealer shall implement commercially reasonable measures in compliance with industry best practices designed (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. Participating Dealer further agrees to cause all its agents, representatives, affiliates, subcontractors, or any other party to whom Participating Dealer provides access to or discloses nonpublic personal information of customers to implement appropriate measures designed to meet the objectives set forth in this Section XIII.
XIV. Indemnification.
For the purposes of this Section XIV, an entity’s “Indemnified Parties” (each, an “Indemnified Party”) shall include the entity itself and such entity’s officers and directors and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act.
(a) Participating Dealer shall indemnify and hold harmless the Company, the Dealer Manager and each of their respective Indemnified Parties, from and against any and all loss, liability, action, claim, damage and expense whatsoever (“Losses”) to which any of the Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement of a material fact contained in (a) the Memorandum or (b) any Authorized Sales Literature; or (ii) the omission to state in the Memorandum or Authorized Sales Literature a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that clauses (i) and (ii) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or the Dealer Manager by or on behalf of Participating Dealer specifically for inclusion in the Memorandum or Authorized Sales Literature; (iii) any use by Participating Dealer or its representatives or agents in the offer and sale of the Shares of (a) sales literature that is not Authorized Sales Literature, (b) use of Authorized Sales Literature with potential investors who are not Accredited Investors, (c) use with investors of materials that are not designated or otherwise approved for use with end investors, (d) “financial professional use only” materials with investors, or (e) Authorized Sales Literature in a particular jurisdiction if such Authorized Sales Literature bears a legend denoting that it is not to be used in connection with the sale of Shares in such jurisdiction; (iv) any untrue statement made by Participating Dealer or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares; (v) any material violation of this Agreement; (vi) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the Patriot Act; or (vii) any other failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. Participating Dealer will reimburse the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Losses. This indemnity agreement will be in addition to any liability that Participating Dealer may otherwise have.
(b) Promptly after receipt by an Indemnified Party under this Section XIV of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section XIV, notify in writing the indemnifying party of the commencement thereof. The failure of the Indemnified Party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section XIV as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any Indemnified Party. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the

Indemnified Party for reasonable legal and other expenses (subject to Section XIV(c) below) incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any Indemnified Party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such Indemnified Party.
(c) The indemnifying party under this Section XIV of this Agreement shall pay all legal fees and expenses of the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obligated to reimburse the expenses and fees of the one law firm that has been selected by a majority of the Indemnified Parties against which such action is finally brought; and in the event a majority of such Indemnified Parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.
(d) The indemnity agreement contained in this Section XIV shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of Participating Dealer, or any person controlling Participating Dealer or by or on behalf of the Company, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Company or the Dealer Manager, (ii) delivery of any Shares and payment therefor, and (iii) any termination of this Agreement. A successor of Participating Dealer or of any party to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreement contained in this Section XIV.
XV. Undertaking to Not Facilitate a Secondary Market in the Shares.
Participating Dealer acknowledges that there is no public trading market for the Shares and that there are limits on the ownership, transferability and redemption of the Shares, which significantly limit the liquidity of an investment in the Shares. Participating Dealer also acknowledges that the Company’s share repurchase plan (the “Plan”) provides only a limited opportunity for investors to have their Shares purchased by the Company and that the Company’s board of directors may, in its sole discretion, amend, suspend, or terminate the Plan at any time in accordance with the terms of the Plan. Participating Dealer hereby agrees that so long as the Company has not listed the Shares on a national securities exchange, Participating Dealer will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Shares without the prior written approval of the Dealer Manager.
XVI. Arbitration.
Any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then-current commercial arbitration rules of FINRA in accordance with the terms of this Agreement (including the governing law provisions of this Agreement and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 – 16)). The parties will request that the arbitrator or arbitration panel (“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the arbitration panel shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held at the Atlanta, Georgia FINRA District Office or at another mutually agreed upon site. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration. Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.
XVII. Termination; Survival; Amendment; Entire Agreement.
Participating Dealer will immediately suspend or terminate its offer and sale of Shares upon the request of the Company or the Dealer Manager at any time and will resume its offer and sale of Shares hereunder upon subsequent request of the Company or the Dealer Manager. Any party may terminate this Agreement by written notice pursuant to Section XX below, which termination notice may be delivered in such party’s sole discretion. Such termination shall be effective 48 hours after the mailing of such written notice. This Agreement shall automatically terminate without the requirement for further action by any party to this Agreement upon the termination of the Dealer Manager Agreement.
Upon expiration or termination of this Agreement, the Dealer Manager shall pay to Participating Dealer all earned but unpaid compensation to which Participating Dealer is or becomes entitled under Section V hereof at such time as such compensation or reimbursement becomes payable.
The respective agreements and obligations of Participating Dealer and the Dealer Manager set forth in Sections V, XII through XIV and XVI through XXII of this Agreement and Section 8 of the Dealer Manager Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.
Notwithstanding the termination of this Agreement or the payment of any amount to Participating Dealer, Participating Dealer agrees to pay Participating Dealer’s proportionate share of any claim, demand or liability asserted against Participating Dealer and the other Participating Distribution Agents (as defined in the Dealer Manager Agreement) on the basis that such Participating Distribution Agents or any of them constitute an association, unincorporated business or other separate entity, including in each case such Participating Distribution Agent’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.
This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Dealer, and any such amendment, including any amendment to the Dealer Manager Agreement, shall be deemed accepted by Participating Dealer upon placing an order for sale of Shares after it has received such notice.
This Agreement and the schedules hereto are the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto relating to the subject matter hereof.
XVIII. Use of Company and Invesco Names.
Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer Manager of any consent that would otherwise be required under this Agreement or applicable law prior to the use of Participating Dealer of the name or identifying marks of the Company, the Dealer Manager, “Invesco” or “Invesco Real Estate” (or any combination or derivation thereof). The Dealer Manager reserves the right to withdraw its consent to the use of the Company’s name at any time and to request to review any materials generated by Participating Dealer that use the Company’s or Invesco’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

XIX. Assignment; Third Party Beneficiary.
Participating Dealer shall have no right to assign this Agreement or any of Participating Dealer’s rights hereunder or to delegate any of Participating Dealer’s obligations. Any purported assignment or delegation by Participating Dealer shall be null and void. The Dealer Manager shall have the right to assign any or all of its rights and obligations under this Agreement by written notice, and Participating Dealer shall be deemed to have consented to such assignment by execution hereof. Dealer Manager shall provide written notice of any such assignment to Participating Dealer. The Company is a third party beneficiary with respect to this Agreement and may enforce its rights, to the extent set forth herein, against any party to this Agreement.
XX. Notice.
All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally or by commercial messenger, (ii) on the business day of transmission if sent by email to the email address given below, with written confirmation of receipt, and (iii) one (1) business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Dealer Manager, to:	Invesco Distributors, Inc.
11 Greenway Plaza
Suite 1000
Houston, Texas 77046-1173
Attention: Veronica Castillo
Email: Veronica.Castillo@invesco.com

If to Participating Dealer, to:	The address specified by Participating Dealer on the signature page hereto.
XXI. Attorneys’ Fees; Applicable Law and Venue.
In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of law provisions, of the State of Delaware. Venue for any action brought hereunder (including arbitration) shall lie exclusively in Atlanta, Georgia.
XXII. No Partnership.
Nothing in this Agreement shall be construed or interpreted to constitute Participating Dealer as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Company or the other Participating Distribution Agents. Instead, this Agreement shall only constitute Participating Dealer as a dealer authorized by the Dealer Manager to sell the Shares according to the terms set forth in the Memorandum and in this Agreement.
[Signatures on following pages.]
If the foregoing is in accordance with Participating Dealer’s understanding and agreement, please sign and return the attached duplicate of this Agreement.

Very truly yours,

INVESCO DISTRIBUTORS, INC.

By:
Title:
Date:
We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth.
1. Identity of Participating Dealer:

Company Name:

Type of entity:

Organized in the State of:
Licensed as broker-dealer in all States: Yes: ________ No: _________

If no, list all States licensed as broker-dealer:

Tax ID #:
2. Person to receive notices delivered pursuant to the Agreement.

Name:

Company:

Address:

City, State and Zip:

Telephone:

Fax:

Email:

AGREED TO AND ACCEPTED BY PARTICIPATING DEALER:

(Participating Dealer’s Firm Name)

By:
Signature

Name:
Title:
Date:

SCHEDULE I
ADDENDUM
TO
PARTICIPATING DEALER AGREEMENT WITH
INVESCO DISTRIBUTORS, INC.
Name of Participating Dealer:
The following Schedule reflects the compensation as agreed upon between Invesco Distributors, Inc. (the “Dealer Manager”) and Participating Dealer, effective as of the effective date of the Participating Dealer Agreement (the “Agreement”) between the Dealer Manager and Participating Dealer in connection with the offering of shares of Class D Common Stock, Class D-1 Common Stock, Class E Common Stock, Class I Common Stock, Class S Common Stock and Class S-1 Common Stock, $0.01 par value per share (the “Shares”), of Invesco Commercial Real Estate Finance Trust, Inc., a Maryland corporation (the “Company”).

Except as otherwise provided herein, all expenses incurred by Participating Dealer in the performance of Participating Dealer’s obligations hereunder, including, but not limited to, expenses related to the Shares and any attorneys’ fees, shall be at Participating Dealer’s sole cost and expense.
Upfront Selling Commissions
Except as may be provided in the “Subscriptions, Share Repurchase Program, Plan of Distribution and Valuation––Plan of Distribution” section of the Memorandum, as compensation for completed sales (as defined below) by Participating Dealer of Shares that Participating Dealer is authorized to sell and for services rendered by Participating Dealer hereunder, the Dealer Manager shall reallow to Participating Dealer an upfront selling commission in an amount up to [•]% of the transaction price per Share on such completed sales of Shares by Participating Dealer. Participating Dealer shall not receive selling commissions for sales of any Shares pursuant to the DRP. For purposes of this Schedule I, a “completed sale” shall occur if and only if a transaction has closed with a subscriber for Shares pursuant to all applicable offering and subscription documents, payment for the Shares has been received by the Company in full in the manner provided in Section III of the Agreement, the Company has accepted the Subscription Agreement of such subscriber, and the Company has thereafter distributed the selling commission to the Dealer Manager in connection with such transaction. Participating Dealer affirms that the Dealer Manager’s liability for selling commissions payable to Participating Dealer is limited solely to the Selling Commissions received by the Dealer Manager from the Company associated with Participating Dealer’s sale of Shares.
Participating Dealer may withhold the selling commissions to which it is entitled pursuant to the Agreement, this Schedule I and the Memorandum from the purchase price for the Shares in the Offering and forward the balance to the Company or its agent as set forth in the Subscription Agreement if it represents to the Dealer Manager that: (i) Participating Dealer is legally permitted to do so; and (ii) (A) Participating Dealer meets all applicable net capital requirements under the rules of FINRA or other applicable rules regarding such an arrangement; (B) Participating Dealer has forwarded the Subscription Agreement to the Company or its agent within the time required under Section III, and the Company has accepted the subscription prior to forwarding the purchase price for the Shares, net of the selling commissions, to which Participating Dealer is entitled, to the Company or its agent; and (C) Participating Dealer has verified that there are sufficient funds in the investor’s account with Participating Dealer to cover the entire cost of the subscription. Participating Dealer shall wire such subscription funds to the Company or its agent as set forth in the Subscription Agreement by the end of the first business day following the Company’s acceptance of the subscription.

Participating Dealer shall be responsible for implementing any discounts or other special circumstances described in or otherwise provided for in the “Subscriptions, Share Repurchase Program, Plan of Distribution and Valuation––Plan of Distribution” section of the Memorandum. Requests to combine purchase orders of Shares as a part of a combined order for the purpose of qualifying for discounts as described in the “Subscriptions, Share Repurchase Program, Plan of Distribution and Valuation––Plan of Distribution” section of the Memorandum must be made in writing by Participating Dealer, and any resulting reduction in selling commissions will be prorated among the separate subscribers.
Stockholder Servicing Fees
The payment of the stockholder servicing fee to Participating Dealer is subject to terms and conditions set forth herein and the Memorandum as may be amended or supplemented from time to time. If Participating Dealer elects to sell Class D Shares, Class D-1 Shares, Class S Shares or Class S-1 Shares, eligibility to receive the stockholder servicing fee with respect to the Class D Shares, Class D-1 Shares, Class S Shares or Class S-1 Shares, as applicable, sold by Participating Dealer is conditioned upon Participating Dealer acting as broker-dealer of record with respect to such Shares and complying with the requirements set forth below, including providing stockholder and account maintenance services with respect to such Shares. For the avoidance of doubt, such services are non-distribution services, other than those primarily intended to result in the sale of Shares.

(i)	The existence of an effective Participating Dealer Agreement or ongoing Servicing Agreement between the Dealer Manager and Participating Dealer; and

(ii)	the provision of the following services with respect to the Class D Shares, Class D-1 Shares, Class S Shares or Class S-1 Shares, as applicable, by Participating Dealer:

1	assistance with recordkeeping, including maintaining records for and on behalf of Participating Dealer’s customers reflecting transactions and balances of Shares owned;

2	answering investor inquiries regarding the Company, including distribution payments and reinvestments;

3	helping investors understand their investments upon their request; and

4	share repurchase requests.
In connection with this provision, Participating Dealer agrees to reasonably cooperate to provide certification to the Company, the Dealer Manager, and its agents (including its auditors) confirming the provision of services to each particular class of stockholders upon reasonable request. Participating Dealer hereby represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements and is providing the above-described services.
Subject to any special circumstances or limitations described in or otherwise provided in the “Subscriptions, Share Repurchase Program, Plan of Distribution and Valuation––Plan of Distribution” section of the Memorandum, the Dealer Manager will pay Participating Dealer a stockholder servicing fee with respect to Class S Shares equal to [•]% per annum of the aggregate NAV of outstanding Class S Shares sold by Participating Dealer (including with respect to Shares sold in connection with the DRP), with respect to Class S-1 Shares equal to [•]% per annum of the aggregate NAV of outstanding Class S-1 Shares sold by Participating Dealer (including with respect to Shares sold in connection with the DRP), with respect to Class D Shares equal to [•]% per annum of the aggregate NAV of the outstanding Class D Shares sold by Participating Dealer (including with respect to Shares sold in connection with the DRP) and with respect to Class D-1 Shares equal to [•]% per annum of the aggregate NAV of the outstanding Class D-1 Shares sold by Participating Dealer (including with respect to Shares sold in connection with the DRP).

The Dealer Manager will pay the stockholder servicing fee to Participating Dealer monthly in arrears. All determinations regarding the total amount and rate of reallowance of the stockholder servicing fee, Participating Dealer’s compliance with the listed conditions, and/or the portion retained by the Dealer Manager will be made by the Dealer Manager in its sole discretion.
Notwithstanding the foregoing, subject to the terms of the Memorandum, at such time as Participating Dealer is no longer the broker-dealer of record/custodian with respect to such Shares or no longer satisfies any or all of the conditions in the Agreement giving rise to the stockholder servicing fee, then Participating Dealer’s entitlement to the stockholder servicing fees related to such Shares shall cease and Participating Dealer shall not receive the stockholder servicing fee for any portion of the month in which such party is not eligible to receive the stockholder servicing fees on the last day of the month. Broker-dealer transfers will be made effective as of the start of the first business day of a month. All determinations will be made by the Dealer Manager in good faith in its sole discretion.
The Dealer Manager will cease paying the stockholder servicing fees with respect to any Class D Share or Class S Share held in a stockholder’s account at the end of the month in which the Dealer Manager, in conjunction with the Company’s transfer agent, determines that total upfront selling commissions and stockholder servicing fees paid with respect to the Shares held by such stockholder within such account would exceed, in the aggregate, 8.75% (or in the case of Class D Shares or Class S Shares sold through certain Participating Distribution Agents, such other amount approved by the Company’s board of directors in accordance with the Company’s Charter and specified in an agreement between the Dealer Manager and such Participating Distribution Agent at the time such Shares were issued) of the gross proceeds from the sale of such Shares (including the gross proceeds of any Shares issued under the DRP upon the reinvestment of distributions paid with respect thereto or with respect to any Shares issued under the DRP directly or indirectly attributable to such Shares). At the end of such month, each such Class S Share or Class D Share will convert into a number of Class I Shares (including any fractional Shares), each with an equivalent aggregate NAV as such Share. In addition, the Dealer Manager will cease paying the stockholder servicing fees on the Class D Shares, Class D-1 Shares, Class S Shares and Class S-1 Shares on the earlier to occur of the following: (i) a listing of a class of stock of the Company or (ii) the Company’s merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets, in each case in a transaction in which Stockholders receive cash or securities listed on a national securities exchange.

General

Selling commissions and stockholder servicing fees due to Participating Dealer pursuant to this Agreement will be paid to Participating Dealer within 30 days after receipt by the Dealer Manager. Participating Dealer, in its sole discretion, may authorize Dealer Manager to deposit selling commissions, stockholder servicing fees or other payments due to it pursuant to this Agreement directly to its bank account. If Participating Dealer so elects, Participating Dealer shall provide such deposit authorization and instructions in Schedule II to this Agreement.
The parties hereby agree that the foregoing selling commissions and reallowed stockholder servicing fees are not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the Shares, that Participating Dealer’s interest in the Offering is limited to such selling commissions and reallowed stockholder servicing fees, as applicable, from the Dealer Manager and Participating Dealer’s indemnity referred to in the Dealer Manager Agreement, and that the Company is not liable or responsible for the direct payment of such selling commissions and reallowed stockholder servicing fees to Participating Dealer.
Participating Dealer waives any and all rights to receive compensation until it is paid to and received by the Dealer Manager. Participating Dealer acknowledges and agrees that, if the Company pays selling commissions or stockholder servicing fees, as applicable, to the Dealer Manager, the Company is relieved of any obligation for selling commissions or stockholder servicing fees, as applicable, to Participating Dealer. The Company may rely on and use the preceding acknowledgement as a defense against any claim by Participating Dealer for selling commissions or stockholder servicing fees, as applicable, the Company pays to Dealer Manager but that Dealer Manager fails to remit to Participating Dealer. Participating Dealer affirms that the Dealer Manager’s liability for selling commissions and stockholder servicing fees payable is limited solely to the proceeds of selling commissions and stockholder servicing fees, as applicable, receivable from the Company and Participating Dealer hereby waives any and all rights to receive payment of selling commissions or any reallowance of stockholder servicing fees due until such time as the Dealer Manager is in receipt of the selling commission or stockholder servicing fees, as applicable, from the Company. Notwithstanding the above, Participating Dealer affirms that, to the extent Participating Dealer retains selling commissions as described above under “Upfront Selling Commissions,” neither the Company nor the Dealer Manager shall have liability for selling commissions payable to Participating Dealer, and that Participating Dealer is solely responsible for retaining the selling commissions due to Participating Dealer from the subscription funds received by Participating Dealer from its customers for the purchase of Shares in accordance with the terms of this Agreement.

Due Diligence
In addition, as set forth in the Memorandum, the Dealer Manager or, in certain cases at the option of the Company, the Company, will pay or reimburse Participating Dealer for reasonable bona fide due diligence expenses incurred by Participating Dealer in connection with the Offering. Such due diligence expenses may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by Participating Dealer and its personnel when visiting the Company’s offices or properties to verify information relating to the Company or its properties. Participating Dealer shall provide a detailed and itemized invoice for any such due diligence expenses and shall obtain the prior written approval from the Dealer Manager for such expenses, and no such expenses shall be reimbursed absent a detailed and itemized invoice. All such reimbursements will be made in accordance with, and subject to the restrictions and limitations imposed under the Memorandum, applicable FINRA rules and other applicable laws and regulations.

WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first written above.

“DEALER MANAGER”

INVESCO DISTRIBUTORS, INC.

By:
Title:
Date:

“PARTICIPATING DEALER”

(Print Name of Participating Dealer)

By:
Title:
Date:

SCHEDULE II
ADDENDUM
TO
PARTICIPATING DEALER AGREEMENT WITH
INVESCO DISTRIBUTORS, INC.
NAME OF ISSUER: Invesco Commercial Real Estate Finance Trust, Inc.
NAME OF PARTICIPATING DEALER:
SCHEDULE TO AGREEMENT DATED:
Participating Dealer hereby authorizes the Dealer Manager or its agent to deposit selling commissions, stockholder servicing fees and other payments due to it pursuant to the Participating Dealer Agreement to its bank account specified below. This authority will remain in force until Participating Dealer notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Participating Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to Participating Dealer for an amount not to exceed the amount of the erroneous deposit.

Bank Name:

Bank Address:

Bank Routing Number:

Account Number:

“PARTICIPATING DEALER”

(Print Name of Participating Dealer)

By:
Title:
Date:

EXHIBIT B
FORM OF PARTICIPATING ADVISER AGREEMENT
[See attached]

INVESCO DISTRIBUTORS, INC.
FORM OF PARTICIPATING ADVISER AGREEMENT
INVESCO COMMERCIAL REAL ESTATE FINANCE TRUST, INC.
______, 20___

Ladies and Gentlemen:
Subject to the terms described in this participating adviser agreement (this “Agreement”), Invesco Distributors, Inc., a Delaware corporation, as the dealer manager (the “Dealer Manager”) for Invesco Commercial Real Estate Finance Trust, Inc., a Maryland corporation (the “Company”), invites you (“Participating Adviser”) to participate in the distribution, on a “best efforts” basis, of shares of the Company’s Class D Common Stock (“Class D Shares”), Class D-1 Common Stock (“Class D-1 Shares”), Class E Common Stock (“Class E Shares”) and Class I Common Stock (“Class I Shares”), $0.01 par value per share (collectively, the “Shares”). The Company is currently offering the Shares (the “Offering”) in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated under the Securities Act (“Regulation D”) upon the terms and conditions set forth in the Company’s Private Placement Memorandum (as amended, restated or supplemented from time to time, including all appendixes and exhibits thereto, the “Memorandum”). Each subscriber will be required to enter into a subscription agreement (as may be amended by the Company from time to time, the “Subscription Agreement”), and will, upon acceptance of the subscription by the Company, become a stockholder of the Company (individually a “Stockholder” and collectively the “Stockholders”).
The Shares will be offered and sold in the Offering until the earliest to occur of: (1) the date upon which any maximum offering amount of Shares, as set forth in the Memorandum, is sold; and (2) the date upon which the Company terminates the Offering.
I. Dealer Manager Agreement.
The Dealer Manager has entered into that certain Dealer Manager Agreement with the Company and Invesco Advisers, Inc., the Company’s external adviser (the “Adviser”), dated August 20, 2024 (as amended, the “Dealer Manager Agreement”). In connection with performing the Dealer Manager’s obligations under the Dealer Manager Agreement, the Dealer Manager is authorized to enter into (A) participating dealer agreements materially in the form attached as Exhibit A to the Dealer Manager Agreement or in such other form as shall be pre-approved in writing by the Company with other broker-dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to solicit subscriptions for Shares in the Offering, (B) participating adviser agreements materially in the form attached as Exhibit B to the Dealer Manager Agreement or in such other form as shall be pre-approved in writing by the Company with registered investment advisers, and (C) participating bank agreements in the form pre-approved in writing by the Company with other properly licensed financial intermediaries. Upon effectiveness of this Agreement, Participating Adviser will become one of the “Participating Advisers” referred to in the Dealer Manager Agreement and will be entitled to and subject to the terms and conditions of the Dealer Manager Agreement. Any capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Dealer Manager Agreement.
II. Sale of Shares.
By Participating Adviser’s acceptance of this Agreement, Participating Adviser hereby makes the Shares available for purchase by the clients of the Participating Adviser on a non-exclusive basis and hereby agrees to use its best efforts to sell the Shares for cash on the terms and conditions set forth in the Memorandum. Nothing in this Agreement shall be deemed or construed to make Participating Adviser an employee, agent, representative or partner of the Dealer Manager or the Company, and Participating Adviser is not authorized to act for the Dealer Manager or the Company or to make any representations on their behalf except as set forth in the Memorandum or as otherwise specifically authorized by the Company or the Dealer Manager, as applicable. Participating Adviser acknowledges that each of the Company, the Dealer Manager, and their respective officers, directors, employees, and affiliates, are not undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with the Offering and that each of the Company, the Dealer Manager, and their respective officers, directors, employees, and affiliates, have financial interests associated with the purchase of the Shares, as described in the Memorandum, including fees, expense reimbursements, and other payments they anticipate receiving in connection with the Offerings. Participating Adviser acknowledges and agrees that Participating Adviser’s clients that purchase the Shares are relying on recommendations and investment advice provided by Participating Adviser through its representatives and not on any recommendation by the Company or the Dealer Manager.
III. Submission of Orders.
Each person desiring to purchase Shares in the Offering will be required to complete and execute a Subscription Agreement and to deliver to Participating Adviser such completed and executed Subscription Agreement together with a check or wire transfer (hereinafter referred to as an “instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount for the class of Shares being purchased as set forth in the Memorandum. Persons who purchase Shares will be instructed by Participating Adviser to make their instruments of payment payable to or for the benefit of “Invesco Commercial Real Estate Finance Trust, Inc.”
If Participating Adviser receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions and any instructions set forth in the Memorandum, Participating Adviser shall return such Subscription Agreement and instrument of payment directly to such purchaser not later than the end of the first business day following receipt by Participating Adviser. Subscription Agreements and instruments of payment received by Participating Adviser which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section III. Transmittal of received investor funds will be made in accordance with the following procedures, as applicable:
(a) where, pursuant to Participating Adviser’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from purchasers, then Participating Adviser will transmit the Subscription Agreements and instruments of payment to the Company or to such other account or agent as set forth in the Subscription Agreement or as otherwise directed by the Company by the end of the next business day following receipt thereof by Participating Adviser; and
(b) where, pursuant to Participating Adviser’s internal supervisory procedures, final internal supervisory review is conducted at a different location (the “Final Review Office”), then Subscription Agreements and instruments of payment will be transmitted by Participating Adviser to the Final Review Office by the end of the next business day following receipt by Participating Adviser. The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment to the Company or to such other account or agent as set forth in the Subscription Agreement or as otherwise directed by the Company.
Participating Adviser acknowledges and agrees that the Company reserves the unconditional right to reject any subscription for any or no reason.
IV. Pricing.
The purchase price per Share will vary and will generally equal the prior month’s net asset value (“NAV”) per Share applicable to the class of Shares being purchased, as determined monthly (in accordance with the NAV calculation procedures described in the Memorandum), or at a different price in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month, which is referred to herein as the “transaction price,” plus in either case any applicable upfront selling commissions, subject in certain circumstances to reductions thereof as described in the Memorandum.
For stockholders who participate in the DRP, the cash distributions attributable to the class of Shares that each stockholder owns will be automatically invested in additional Shares of the same class. All Shares sold pursuant to the DRP are to be issued and sold to stockholders of the Company at a purchase price equal to the transaction price of the applicable class of Shares on the date that the distribution is payable.
Except as otherwise indicated in the Memorandum or in any letter or memorandum sent to Participating Adviser by the Company or the Dealer Manager, a minimum initial purchase of $10,000 in Class D Shares and Class E Shares is required, a minimum initial purchase of $1,000,000 in Class I Shares is required and a minimum initial purchase of $3,000,000 in Class D-1 Shares is required, and additional investments of Shares may be made in cash in minimal increments of at least $2,000, unless such minimums are waived by the Dealer Manager.
V. Participating Adviser’s Compensation.
The Company and the Dealer Manager shall pay no fees, commissions, or other transaction-based compensation to Participating Adviser.
All expenses incurred by Participating Adviser in the performance of Participating Adviser’s obligations hereunder, including, but not limited to, expenses related to the Offering and any attorneys’ fees, will be at Participating Adviser’s sole cost and expense, and the foregoing will apply notwithstanding the fact that the Offering is not consummated for any reason.
VI. Representations, Warranties and Covenants of Participating Adviser.
In addition to the representations and warranties found elsewhere in this Agreement, Participating Adviser represents, warrants and agrees that:

(a) It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Participating Adviser is organized.
(b) It is empowered under applicable laws and by Participating Adviser’s organizational documents to enter into this Agreement and perform all activities and services of Participating Adviser provided for herein and there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Participating Adviser’s ability to perform under this Agreement.
(c) The execution, delivery and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein, including the issuance and sale of the Shares, will not constitute a breach of, or default under, any agreement or instrument by which Participating Adviser is bound, or to which any of its assets are subject, or any rule, regulation or order of any court or other governmental agency or body with jurisdiction over it.
(d) All requisite actions have been taken to authorize Participating Adviser to enter into and perform this Agreement.
(e) It shall notify the Dealer Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to Shares offered hereunder against Participating Adviser or its principals, affiliates, officers, directors, employees or agents, or any person who controls Participating Adviser, within the meaning of Section 15 of the Securities Act.
(f) Participating Adviser will not offer, sell or distribute Shares, or otherwise make any such Shares available, in any jurisdiction outside of the United States or U.S. territories unless Participating Dealer receives prior written consent from the Dealer Manager.
(g) Participating Adviser acknowledges that the Dealer Manager will enter into similar agreements with other advisers and broker-dealers, which does not require the consent of Participating Dealer.
VII. Right to Reject Orders or Cancel Sales.
The Company reserves the right to reject any order for any or no reason. Orders not accompanied by an executed Subscription Agreement in good order or the required instrument of payment for the Shares may be rejected. Issuance and delivery of the Shares will be made only after actual receipt of payment therefor.
VIII. Memorandum and Authorized Sales Literature.
Participating Adviser is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the Shares except as set forth in the Memorandum or as otherwise specifically authorized by the Company. The Dealer Manager will supply Participating Adviser with reasonable quantities of the Memorandum, as provided by the Company, as well as any advertising and supplemental sales literature approved by the Company and to be used or delivered by the Dealer Manager or Participating Adviser in connection with the Offering (“Authorized Sales Literature”), as provided by the Company, for delivery to investors, and Participating Adviser will deliver a copy of the Memorandum to each investor to whom an offer is made. Participating Adviser agrees that it will not show or give to any investor or reproduce any material or writing that is supplied to it by the Dealer Manager unless it is designated, marked or otherwise authorized for use with potential investors. For the avoidance of doubt, Participating Adviser will not show or provide to any investor any material that is supplied to it by Dealer Manager and marked “financial professional use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Shares to potential investors. Participating Adviser agrees that it will not use in connection with the offer or sale of Shares any materials or writings which have not been previously approved by the Company in writing. Participating Adviser agrees that prior to the time that a person to whom it has furnished a copy of the Memorandum becomes a Stockholder, Participating Adviser will ensure that such person has received a copy of any revised, updated or supplemented Memorandum.

Participating Adviser shall (i) conduct all offering and solicitation efforts in a transaction or series of transactions intended to be exempt from the registration requirements under the Securities Act pursuant to Rule 506(b) of Regulation D and applicable state securities laws and regulations, as set forth in the Memorandum, (ii) not offer or sell Shares by any means otherwise inconsistent with this Agreement or the Memorandum, and (iii) not engage in any general advertising or general solicitation activities in connection with the Offering or any sale of the Shares.
Participating Adviser agrees that it shall have delivered (a) to each investor to whom an offer to sell the Shares is made, as of the time of such offer, a copy of the Memorandum and all supplements, amendments and exhibits thereto that have then been made available to Participating Adviser by the Dealer Manager and (b) to each investor that subscribes for Shares, as of the time the Company accepts such investor’s order to purchase the Shares within the timeframes described in the Memorandum, a copy of the Memorandum and all supplements, amendments and exhibits thereto that have then been made available to Participating Adviser by the Dealer Manager. Participating

Adviser agrees that it will not send or give any supplement to the Memorandum to an investor unless it has previously sent or given a Memorandum and all supplements, amendments and exhibits thereto.
IX. Compliance with Applicable Laws.
Participating Adviser’s acceptance of this Agreement constitutes a representation and warranty to the Company and the Dealer Manager that (i) Participating Adviser is a registered investment adviser in good standing under the Investment Advisers Act of 1940, as amended (the “Act”), and as applicable under the securities laws of the states and the jurisdictions where it is required to be registered to conduct its activities under this Agreement and that its independent contractors and registered representatives have the appropriate licenses(s) to offer and sell the Shares in all such states and jurisdictions, and (ii) Participating Adviser is not registered as a broker-dealer with FINRA. This Agreement shall automatically terminate with no further action by any party hereto if Participating Adviser ceases to be a registered investment adviser in good standing under the Act or under the securities laws of any state in which Participating Adviser is required to be registered or licensed. Participating Adviser agrees to notify the Dealer Manager immediately if Participating Adviser ceases to be a registered investment adviser in good standing under the Act or under the securities laws of any state in which Participating Adviser is currently registered or licensed.
Participating Adviser’s acceptance of this Agreement constitutes a representation and warranty to the Company and the Dealer Manager that Participating Adviser’s performance of its obligations under this Agreement shall comply in all material respects with all applicable terms and requirements of (i) the Dealer Manager Agreement, which such terms are incorporated herein by reference, (ii) this Agreement and the Memorandum, (iii) the Securities Act and the rules and regulations of the SEC promulgated under the Securities Act, including without limitation Regulation D and Rule 506(b) thereunder, (iv) the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated under the Exchange Act, (v) the Act and the rules and regulations of the SEC promulgated under the Act, (vi) applicable state securities or “blue sky” laws, and (vii) all other federal laws, rules and regulations applicable to the Offering and the offer and sale of the Shares, or the activities of Participating Adviser pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999 (“GLBA”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC, the Bank Secrecy Act, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Patriot Act”), and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury. Participating Adviser agrees to comply and shall comply with any applicable requirements with respect to its participation in any resales or transfers of the Shares.

None of (i) Participating Adviser, (ii) any of Participating Adviser’s directors, executive officers, other officers participating in the Offering, general partners or managing members, (iii) any of the directors, executive officers or other officers participating in the Offering of any such general partner or managing member of Participating Adviser, or (iv) any other officers or employees of Participating Adviser or any such general partner or managing member of Participating Adviser that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the Offering (each, a “Participating Adviser Covered Person” and, collectively, the “Participating Adviser Covered Persons”), is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to 506(d)(1)(viii) under the Securities Act (a “Disqualifying Event”), except for a Disqualifying Event (a) contemplated by Rule 506(d)(2) of the Securities Act and (b) a description of which has been furnished in writing to the Company and the Dealer Manager prior to the date hereof or, in the case of a Disqualifying Event occurring after the date hereof, prior to the date of any further offering of Shares.
With respect to each Participating Adviser Covered Person, Participating Adviser has established procedures reasonably designed to ensure that Participating Adviser receives notice from each such Participating Adviser Covered Person of: (i) any Disqualifying Event relating to that Participating Adviser Covered Person and (ii) any event that would, with the passage of time, become a Disqualifying Event relating to that Participating Adviser Covered Person, in each case, occurring up to and including the last date on which Shares are offered in the Offering.
Participating Adviser currently has in place and effect, and shall maintain in place and full force and effect during the term of this Agreement, insurance coverage in amounts and upon terms as are customary and appropriate for a party engaged in Participating Adviser’s business and performing its obligations under this Agreement, including any and all minimum or mandated insurance coverage required by applicable law.
X. Limitation of Offer; Suitability.
Participating Adviser will: (a) conduct all offering and solicitation efforts in a transaction or series of transactions intended to be exempt from the registration requirements under the Securities Act pursuant to Rule 506(b) of Regulation D and applicable state securities laws and regulations; (b) not offer or sell Shares by any means otherwise inconsistent with this Agreement or the Memorandum; (c) offer Shares only to persons who meet the suitability standards set forth in the Memorandum; (d) make offers only to persons in the jurisdictions in which the Dealer Manager is advised in writing by the Company that the Shares are qualified for sale or that such qualification is not required; (e) only offer Shares in a jurisdiction if such Participating Adviser is duly licensed to transact securities business in such jurisdiction; and (f) comply with the provisions of all other applicable rules and regulations relating to suitability of investors including Rule 15l-1 under the Exchange Act (Regulation Best Interest).
Participating Adviser agrees to ensure that, in recommending the purchase, sale or exchange of Shares to a potential investor, Participating Adviser shall have reasonable grounds to believe, on the basis of information obtained from the investor concerning the investor’s investment objectives, other investments, financial situation and needs, and any other information known by Participating Adviser or an associated person, that each purchaser of Shares: (A) is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act (an “Accredited Investor”) and meets the other investor suitability requirements as may be established by the Company and set forth in the Memorandum; (B) has such knowledge and experience in financial and business matters that the offeree is capable of evaluating the merits and risks of an investment in the Shares; (C) is a person for which an investment in the Shares are otherwise suitable; and (D) was not solicited through the use of general solicitation. Participating Adviser further represents, warrants and covenants that Participating Adviser will, in offering Shares, comply with the provisions of all applicable rules and regulations relating to suitability of investors and will make every reasonable effort to determine the suitability and appropriateness of an investment in Shares of each proposed investor solicited by a person associated with Participating Adviser by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each such proposed investor, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained, or accounts hereafter established. Participating Adviser agrees to retain such documents and records in Participating Adviser’s records for a period of six years from the date of the applicable sale of Shares, to otherwise comply with all applicable record keeping requirements and to make such documents and records available to (i) the Dealer Manager and the Company upon request and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon Participating Adviser’s receipt of an appropriate document, subpoena or other appropriate request for documents from any such agency. Participating Adviser shall not purchase any Shares for a discretionary account without obtaining the prior written approval of Participating Adviser’s customer and such customer’s completed and executed Subscription Agreement.
Participating Adviser further represents that it understands that the Shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the Memorandum.
XI. Disclosure Review; Confidentiality of Information.
Participating Adviser agrees that it shall have reasonable grounds to believe based on the information made available to it through the Memorandum or other materials that all material facts are adequately and accurately disclosed in the Memorandum and provide a basis for evaluating the Shares. In making this determination, Participating Adviser shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the sponsor, conflicts of interest and risk factors, and appraisals and other pertinent reports.
It is anticipated that (i) Participating Adviser and Participating Adviser’s officers, directors, managers, employees, owners, members, partners, diligence personnel or other agents of Participating Adviser that are conducting a due diligence inquiry on behalf of Participating Adviser and (ii) persons or committees, as the case may be, responsible for determining whether Participating Adviser will participate in the Offering ((i) and (ii) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Company, the Dealer Manager, the Adviser or their respective affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Company, the Dealer Manager, the Adviser, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Company, the Dealer Manager, the Adviser, or their respective affiliates; (iii) information concerning the business and affairs of the Company, the Dealer Manager, the Adviser, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented); (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. Participating Adviser agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with Participating Adviser’s due diligence inquiry. Participating Adviser agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to Participating Adviser’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Shares. Participating Adviser further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of Participating Adviser’s due diligence inquiry and (b) informing each recipient of such Confidential Information of Participating Adviser’s confidentiality obligation. Participating Adviser acknowledges that Participating Adviser or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Company, and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. Participating Adviser acknowledges that Participating Adviser or its Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Company, and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. Notwithstanding the foregoing, Confidential Information may be disclosed (a) if approved in writing for disclosure by the Company or the Dealer Manager, (b) pursuant to a subpoena or as required by law, or (c) as required by regulation, rule, order or request of any governing or self-regulatory organization (including without limitation the SEC), provided that Participating Adviser shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to provisions (b) and (c).
XII. Compliance with Anti-Money Laundering Compliance Programs.
Participating Adviser hereby represents that it has complied and will comply with Section 326 of the Patriot Act and the implementing rules and regulations promulgated thereunder in connection with its anti-money laundering obligations. Participating Adviser hereby represents that it has adopted and implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to customer identification in compliance with applicable laws and regulations, including federal and state securities laws, the Patriot Act, Executive Order 13224 – Executive Order on Terrorist Financing Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism. In accordance with these applicable laws and regulations and its AML Program, Participating Adviser agrees to verify the identity of its new customers; to maintain customer records; and to check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Additionally, Participating Adviser will monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the Patriot Act as potential signals of money laundering or terrorist financing. Participating Adviser will submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law. Upon request by the Dealer Manager at any time, Participating Adviser hereby agrees to furnish (a) a copy of its AML Program to the Dealer Manager for review, and (b) a copy of the findings and any remedial actions taken in connection with Participating Adviser’s most recent independent testing of its AML Program.
XIII. Privacy.
Participating Adviser agrees as follows:
Participating Adviser agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the GLBA and applicable regulations promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act (“FCRA”), and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

The parties hereto acknowledge that from time to time, Participating Adviser may share with the Company and the Company may share with Participating Adviser nonpublic personal information (as defined under the GLBA) of customers of Participating Adviser. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. Participating Adviser shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which Participating Adviser served as the registered investment adviser for such customer’s account. Participating Adviser, the Dealer Manager and the Company shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLBA), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA) or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section XIII. Except as expressly permitted under the FCRA, Participating Adviser agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.
Participating Adviser shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event Participating Adviser, the Dealer Manager or the Company expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section XIII, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section XIII, shall be prohibited.
Participating Adviser shall implement commercially reasonable measures in compliance with industry best practices designed (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. Participating Adviser further agrees to cause all its agents, representatives, affiliates, subcontractors, or any other party to whom Participating Adviser provides access to or discloses nonpublic personal information of customers to implement appropriate measures designed to meet the objectives set forth in this Section XIII.
XIV. Indemnification.
For the purposes of this Section XIV, an entity’s “Indemnified Parties” (each, an “Indemnified Party”) shall include the entity itself and such entity’s officers and directors and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act.
(a) Participating Adviser shall indemnify and hold harmless the Company, the Dealer Manager and each of their respective Indemnified Parties, from and against any and all loss, liability, action, claim, damage and expense whatsoever (“Losses”) to which any of the Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement of a material fact contained in (a) the Memorandum or (b) any Authorized Sales Literature; or (ii) the omission to state in the Memorandum or Authorized Sales Literature a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that clauses (i) and (ii) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or the Dealer Manager by or on behalf of Participating Adviser specifically for inclusion in the Memorandum or Authorized Sales Literature; (iii) any use by Participating Adviser or its representatives or agents in the offer and sale of the Shares of (a) sales literature that is not Authorized Sales Literature, (b) use of Authorized Sales Literature with potential investors who are not Accredited Investors, (c) use with investors of materials that are not designated or otherwise approved for use with end investors, (d) “financial professional use only” materials with investors, or (e) Authorized Sales Literature in a particular jurisdiction if such Authorized Sales Literature bears a legend denoting that it is not to be used in connection with the sale of Shares in such jurisdiction; (iv) any untrue statement made by Participating Adviser or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares; (v) any material violation of this Agreement; (vi) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the Patriot Act; or (vii) any other failure to comply with applicable rules of federal or state securities laws and the rules and regulations promulgated thereunder. Participating Adviser will reimburse the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Losses. This indemnity agreement will be in addition to any liability that Participating Adviser may otherwise have.
(b) Promptly after receipt by an Indemnified Party under this Section XIV of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section XIV, notify in writing the indemnifying party of the commencement thereof. The failure of the Indemnified Party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section XIV as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any Indemnified Party. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the

Indemnified Party for reasonable legal and other expenses (subject to Section XIV(c) below) incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any Indemnified Party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such Indemnified Party.
(c) The indemnifying party under this Section XIV of this Agreement shall pay all legal fees and expenses of the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obligated to reimburse the expenses and fees of the one law firm that has been selected by a majority of the Indemnified Parties against which such action is finally brought; and in the event a majority of such Indemnified Parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.
(d) The indemnity agreement contained in this Section XIV shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of Participating Adviser, or any person controlling Participating Adviser or by or on behalf of the Company, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Company or the Dealer Manager, (ii) delivery of any Shares and payment therefor, and (iii) any termination of this Agreement. A successor of Participating Adviser or of any party to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreement contained in this Section XIV.
XV. Undertaking to Not Facilitate a Secondary Market in the Shares.
Participating Adviser acknowledges that there is no public trading market for the Shares and that there are limits on the ownership, transferability and redemption of the Shares, which significantly limit the liquidity of an investment in the Shares. Participating Adviser also acknowledges that the Company’s share repurchase plan (the “Plan”) provides only a limited opportunity for investors to have their Shares purchased by the Company and that the Company’s board of directors may, in its sole discretion, amend, suspend, or terminate the Plan at any time in accordance with the terms of the Plan. Participating Adviser hereby agrees that so long as the Company has not listed the Shares on a national securities exchange, Participating Adviser will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Shares without the prior written approval of the Dealer Manager.
XVI. Arbitration.
Any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then-current commercial arbitration rules of the American Arbitration Association in accordance with the terms of this Agreement (including the governing law provisions of this Agreement and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 – 16)). The parties will request that the arbitrator or arbitration panel (“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the arbitration panel shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held in Atlanta, Georgia, or in another mutually agreed upon location. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration. Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.

XVII. Termination; Survival; Amendment; Entire Agreement.
Participating Adviser will immediately suspend or terminate its offer and sale of Shares upon the request of the Company or the Dealer Manager at any time and will resume its offer and sale of Shares hereunder upon subsequent request of the Company or the Dealer Manager. Any party may terminate this Agreement by written notice pursuant to Section XX below, which termination notice may be delivered in such party’s sole discretion. Such termination shall be effective 48 hours after the mailing of such written notice. This Agreement shall automatically terminate without the requirement for further action by any party to this Agreement upon the termination of the Dealer Manager Agreement.
Upon expiration or termination of this Agreement, the Dealer Manager shall pay to Participating Adviser all earned but unpaid compensation to which Participating Adviser is or becomes entitled under Section V hereof at such time as such compensation or reimbursement becomes payable.
The respective agreements and obligations of Participating Adviser and the Dealer Manager set forth in Sections V, XII through XIV and XVI through XXII of this Agreement and Section 8 of the Dealer Manager Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.
Notwithstanding the termination of this Agreement or the payment of any amount to Participating Adviser, Participating Adviser agrees to pay Participating Adviser’s proportionate share of any claim, demand or liability asserted against Participating Adviser and the other Participating Distribution Agents (as defined in the Dealer Manager Agreement) on the basis that such Participating Distribution Agents or any of them constitute an association, unincorporated business or other separate entity, including in each case such Participating Distribution Agent’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.
This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Adviser, and any such amendment, including any amendment to the Dealer Manager Agreement, shall be deemed accepted by Participating Adviser upon placing an order for sale of Shares after it has received such notice.
This Agreement is the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto relating to the subject matter hereof.
XVIII. Use of Company and Invesco Names.
Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer Manager of any consent that would otherwise be required under this Agreement or applicable law prior to the use of Participating Adviser of the name or identifying marks of the Company, the Dealer Manager, “Invesco” or “Invesco Real Estate” (or any combination or derivation thereof). The Dealer Manager reserves the right to withdraw its consent to the use of the Company’s name at any time and to request to review any materials generated by Participating Adviser that use the Company’s or Invesco’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

XIX. Assignment; Third Party Beneficiary.
Participating Adviser shall have no right to assign this Agreement or any of Participating Adviser’s rights hereunder or to delegate any of Participating Adviser’s obligations. Any purported assignment or delegation by Participating Adviser shall be null and void. The Dealer Manager shall have the right to assign any or all of its rights and obligations under this Agreement by written notice, and Participating Adviser shall be deemed to have consented to such assignment by execution hereof. Dealer Manager shall provide written notice of any such assignment to Participating Adviser. The Company is a third party beneficiary with respect to this Agreement and may enforce its rights, to the extent set forth herein, against any party to this Agreement.
XX. Notice.
All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally or by commercial messenger, (ii) on the business day of transmission if sent by email to the email address given below, with written confirmation of receipt, and (iii) one (1) business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Dealer Manager, to:	Invesco Distributors, Inc.
11 Greenway Plaza
Suite 1000
Houston, Texas 77046-1173

Attention: Veronica Castillo
Email: Veronica.Castillo@invesco.com

If to Participating Adviser, to:	The address specified by Participating Adviser on the signature page hereto.
XXI. Attorneys’ Fees; Applicable Law and Venue.
In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of law provisions, of the State of Delaware. Venue for any action brought hereunder (including arbitration) shall lie exclusively in Atlanta, Georgia.
XXII. No Partnership.
Nothing in this Agreement shall be construed or interpreted to constitute Participating Adviser as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Company or the other Participating Distribution Agents. Instead, this Agreement shall only constitute Participating Adviser as a dealer authorized by the Dealer Manager to sell the Shares according to the terms set forth in the Memorandum and in this Agreement.
[Signatures on following pages.]

If the foregoing is in accordance with Participating Adviser’s understanding and agreement, please sign and return the attached duplicate of this Agreement.

Very truly yours,

INVESCO DISTRIBUTORS, INC.

By:
Title:
Date:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth.
1. Identity of Participating Adviser:

Company Name:
Type of entity:
Organized in the State of:

Licensed as registered investment adviser in all States: Yes: ________ No: _________

If no, list all States licensed as registered investment adviser:

Tax ID #:
2. Person to receive notices delivered pursuant to the Agreement.
Name:
Company:
Address:
City, State and Zip:
Telephone:
Fax:
Email:

AGREED TO AND ACCEPTED BY PARTICIPATING ADVISER:

(Participating Adviser’s Firm Name)
By:
Signature

Name:
Title:
Date: